UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             FRONTEGRA FUNDS, INC.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2003

Date of reporting period: June 30, 2003

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                             (FRONTEGRA FUNDS LOGO)

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund
                             Frontegra Horizon Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                                 June 30, 2003

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1

FRONTEGRA TOTAL RETURN BOND FUND

FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                           4
   Investment Highlights                                                     6
   Schedule of Investments                                                   7
   Statement of Assets and Liabilities                                      16
   Statement of Operations                                                  17
   Statements of Changes in Net Assets                                      18
   Financial Highlights                                                     19
   Investment Highlights                                                    20
   Schedule of Investments                                                  21
   Statement of Assets and Liabilities                                      28
   Statement of Operations                                                  29
   Statements of Changes in Net Assets                                      30
   Financial Highlights                                                     31

FRONTEGRA OPPORTUNITY FUND
   Report from Reams Asset Management Company, LLC                          34
   Investment Highlights                                                    36
   Schedule of Investments                                                  37
   Statement of Assets and Liabilities                                      41
   Statement of Operations                                                  42
   Statements of Changes in Net Assets                                      43
   Financial Highlights                                                     44

FRONTEGRA GROWTH FUND
   Report from Northern Capital Management, LLC                             46
   Investment Highlights                                                    49
   Schedule of Investments                                                  50
   Statement of Assets and Liabilities                                      53
   Statement of Operations                                                  54
   Statements of Changes in Net Assets                                      55
   Financial Highlights                                                     56

FRONTEGRA HORIZON FUND
   Report from IronBridge Capital Management, LLC                           58
   Investment Highlights                                                    62
   Schedule of Investments                                                  63
   Statement of Assets and Liabilities                                      68
   Statement of Operations                                                  69
   Statement of Changes in Net Assets                                       70
   Financial Highlights                                                     71

NOTES TO FINANCIAL STATEMENTS                                               72

REPORT OF INDEPENDENT AUDITORS                                              80

ADDITIONAL INFORMATION                                                      81

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months. During the period, the capital markets continued their volatile course, with equities net unchanged to marginally lower and bonds considerably higher. The picture looked much worse for equities, especially at the October lows, before a dramatic rebound in stock prices during the last quarter of the Funds' fiscal year. For the twelve month period, the equity market as measured by the S&P 500 Index was up only 0.25%. Despite outperforming larger capitalized issues in the past six months, small cap stocks marginally trailed the performance of large cap issues over the twelve month period. In terms of style, growth stocks marginally outperformed value stocks.

Bond prices surged higher as Treasury rates hit levels not seen in over four decades. The Federal Reserve spent the past twelve months guiding interest rates lower with the hopes of stimulating a sluggish economy. The accommodative Fed policy combined with geopolitical and economic uncertainty allowed the bond market to continue to serve as a safe haven for investors. Over the past twelve months, the broad bond market, as measured by the Lehman Aggregate Bond Index, returned 10.40%.

FUND RESULTS

The Total Return Bond Fund and the Investment Grade Bond Fund, both managed by Reams Asset Management, posted mixed results. For the twelve month period, the Total Return Bond Fund outperformed the index with a return of 13.29%, while the Investment Grade Bond Fund lagged the index, with a return of 7.93%. The Total Return Bond Fund benefited from its below investment grade exposure.

The Frontegra Horizon Fund, managed by IronBridge Capital Management, is off to a strong start, returning 30.40% since its August 30, 2002, inception, compared to 16.15% for the Russell 2000, a proxy for small stocks. Even in this short period, the Fund exhibited its "all-weather" nature by protecting returns while the market was under pressure and outperforming while the market was improving.

The Frontegra Growth Fund, managed by Northern Capital Management, was up 4.89% for the twelve month period, beating its benchmark by several percentage points. Most of the outperformance resulted from holding on to companies that rose significantly in the last six months following a prolonged period of weakness. Due to a relative lack of investor interest, Frontegra Asset Management, Inc., the investment adviser to Frontegra Funds, Inc., has determined to close the Frontegra Growth Fund effective September 30, 2003.

The Opportunity Fund, managed by Reams Asset Management, underperformed its benchmark over the past twelve months. During the period, the Fund declined 12.67% while the Fund's benchmark, the Russell 2000 Value Index, declined 3.80%.

SUMMARY

While uncertainty continues to be the main impediment to a strong and sustained recovery in the equity markets, there is greater clarity on the geopolitical front and hopes that recent indications of greater economic strength will ultimately be realized in terms of accelerating growth and tempered inflation. In the bond market, fixed income returns may be challenged as Treasury rates have moved significantly higher from the lows established in early June. We hope to report strong absolute and relative results at the calendar year end. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/ Thomas J. Holmberg                       /s/ William D. Forsyth

Thomas J. Holmberg, CFA                      William D. Forsyth, CFA
Frontegra Asset Management, Inc.             Frontegra Asset Management, Inc.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

The bond market continued to provide outstanding returns over the past twelve month period. Absolute returns in the bond market were very strong as Treasury yields continued to fall, establishing the lowest level in over forty years in early June. Investor demand for additional yield fueled a recovery in many corporate bonds that had performed poorly in the previous year. For the year, the Total Return Bond Fund returned 13.29% compared to 10.40% for the benchmark, the Lehman Aggregate Bond Index.

The Investment Grade Bond Fund's relative performance trailed that of the index over the past twelve months. The Investment Grade Bond Fund returned 7.93% during the period, compared to the 10.40% return of the benchmark. Because the telecom and energy bonds had less of a negative impact on the Investment Grade Bond Fund in late 2002 than the Total Return Bond Fund, the Investment Grade Bond Fund did not participate as much in the performance rebound over the past six months.

PORTFOLIO REVIEW

During the past twelve months, interest rates fell to new lows, the yield curve remained very steep, and credit spreads tightened significantly. We do not expect forward-looking returns to be as favorable, since we expect higher interest rates, a flattening curve, and mixed credit conditions. Ten-year Treasury yields fell to new 45-year lows, bottoming at 3.11% during June and closing the period at 3.50%. We think that current "real" interest rates are unsustainably low and will ultimately trend much higher, resulting in poor returns across the market. The yield curve difference between 2-year and 30-year Treasury issues remains at an extremely high 325 basis points. We expect this part of the curve to flatten significantly over time as the economy recovers.

Early in the period, corporate bonds continued to deteriorate as weak economic and industry fundamentals, ratings downgrades and accounting irregularities battered the telecommunications, power and energy, technology, transportation and basic industry sectors. However, we did see a rebound in some of the lower quality credits late in 2002, particularly in the telecommunications area. We took advantage of the rebound and trimmed or eliminated several positions in the telecom area. In the past six months, the energy related issues have experienced a strong improvement in valuations. Here too, we have taken advantage of the opportunity to pare back on some of the overall credit exposure in both Funds. The scramble for vanishing yield in the bond market has sent torrents of money flooding into the high yield market, sending many issues to very overvalued levels. At the present time, we think that current spreads are inadequate to compensate investors for credit risks, resulting in unappealing yields in the credit market. Corporate fraud and event risk remain present in the credit market, with HealthSouth and Tenet currently under investigation.

While we did see marked improvement in the fixed income market in recent months, our strategies we have employed in the portfolio are still far from working out. Our approach is to be opportunistic and usually involves taking counter trend positions in the expectation that real interest rates, the yield curve and credit conditions will eventually revert to historical norms. As of the end of the fiscal year (June 30, 2003), conditions in the market were far from "normal," with a very steep yield curve and historically low real interest rates. The Funds are positioned to take advantage each of these opportunities.

PORTFOLIO OUTLOOK AND STRATEGY

The Funds are positioned to benefit from rising interest rates, a flattening yield curve, and continuing improvement in selective areas of the credit market versus the benchmark.

With Treasury rates approximately 200 basis points below what we consider to be "fair value" on a real-rate basis, we think that it is appropriate to run a significantly defensive portfolio position. We believe that a "bond bubble" has developed with yields and spreads pushed down to unrealistic levels by temporary deflation fears and the subsequent panic for yield.

Since we expect the shape of the yield curve to eventually flatten, we are "barbelling" the Funds by emphasizing cash flows at the ends of the curve, insofar as is possible within the constraints of our overall duration and credit strategies.

The Total Return Bond Fund has significant holdings in the energy, power and aircraft ETC sectors of the credit market. We continue to expect that significant performance will be regained from these holdings.

In general, exposure to "generic" high-grade credit is light. Most credit spreads have tightened so significantly that non-stressed credits are no longer attractive relative to their risk. Overall, exposure to corporate credit is comparable to that of the index.

Mortgage exposure is considerable, but is concentrated in AAA, non-prepayable CMBS and in above-market coupons that should initially perform well if interest rates begin to move higher. We are paying close attention to the risks of negative convexity in the mortgage market.

The Total Return Bond Fund has significant below investment-grade holdings.
Most of these are "fallen angels" that have lost their investment-grade ratings. These holdings are being eased out of the portfolio as they improve in valuation this year.

SUMMARY

We think that both Funds are well positioned to take advantage of the opportunities currently afforded investors in the fixed income markets, particularly from a duration and yield curve standpoint. We continue to see many of the bonds that caused the most pain in 2002 return to more rational price levels. In late 2002, many of the telecommunications bonds that had been decimated returned to near par. This was followed in the last two quarters by a rally in many of the energy and power names, which was particularly beneficial to the Total Return Bond Fund. We appreciate your patience and your continued support as fellow shareholders in the Funds.

Regards,

/s/ Mark M. Egan                             /s/ Robert A. Crider

Mark M. Egan, CFA, CPA                       Robert A. Crider, CFA
Reams Asset Management Company, LLC          Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                           Frontegra Total           Lehman Brothers
        Date               Return Bond Fund        Aggregate Bond Index
        ----               ----------------        --------------------
     11/25/96*<F1>            $100,000                   $100,000
     12/31/96                  $99,239                    $99,546
      3/31/97                  $98,362                    $98,989
      6/30/97                 $102,032                   $102,625
      9/30/97                 $105,600                   $106,035
     12/31/97                 $107,761                   $109,156
      3/31/98                 $109,814                   $110,855
      6/30/98                 $112,097                   $113,445
      9/30/98                 $116,435                   $118,242
     12/31/98                 $116,850                   $118,641
      3/31/99                 $116,509                   $118,052
      6/30/99                 $115,847                   $117,015
      9/30/99                 $116,931                   $117,808
     12/31/99                 $116,688                   $117,664
      3/31/00                 $120,434                   $120,260
      6/30/00                 $123,697                   $122,356
      9/30/00                 $127,807                   $126,045
     12/31/00                 $132,423                   $131,346
      3/31/01                 $137,575                   $135,332
      6/30/01                 $138,374                   $136,096
      9/30/01                 $143,478                   $142,373
     12/31/01                 $142,220                   $142,436
      3/31/02                 $142,420                   $142,571
      6/30/02                 $143,131                   $147,838
      9/30/02                 $144,301                   $154,611
     12/31/02                 $150,349                   $157,044
      3/31/03                 $154,795                   $159,231
      6/30/03                 $162,151                   $163,214

*<F1>  11/25/96 commencement of operations.

Portfolio Total Return**<F2>
FOR THE YEAR ENDED 6/30/03
----------------------------

ONE YEAR                          13.29%

FIVE YEAR
AVERAGE ANNUAL                     7.66%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     7.60%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F2> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2003

Principal Amount                                                         Value
----------------                                                         -----
               ASSET-BACKED SECURITIES  8.6%
$ 2,885,000    Chase Credit Card Master Trust,
                 2003-2 A, 1.29%, 7/15/10                         $  2,887,751
  1,755,000    Chase Manhattan Auto Owner Trust,
                 2002-B A3, 3.58%, 5/15/06                           1,792,074
  1,429,629    CIT Group Home Equity Loan Trust,
                 2003-1 A1, 1.19375%, 8/20/18                        1,428,902
  3,440,000    Conseco Finance Securitizations Corp.,
                 2000-4 A4, 7.73%, 4/01/31                           3,598,009
  1,820,000    Conseco Finance Securitizations Corp.,
                 2001-4 A2, 5.15%, 9/01/33                           1,854,334
    141,488    Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07        142,822
  3,765,000    Ford Credit Auto Owner Trust,
                 2003-B A2A, 1.40%, 6/15/05                          3,767,088
     41,313    Green Tree Financial Corp.,
                 1995-7 A5, 6.95%, 10/15/26                             41,552
    200,000    Green Tree Financial Corp.,
                 1996-7 M1, 7.70%, 10/15/27                            163,360
  2,185,000    GS Auto Loan Trust, 2003-1 A2, 1.538%, 1/17/06        2,190,010
  1,225,000    Lehman ABS Manufactured Housing Contract,
                 2001-B A3, 4.35%, 5/15/14                           1,246,428
     32,429    Mego Mortgage Home Loan Trust,
                 1996-2 A, 7.275%, 8/25/17                              32,408
  1,340,000    Mid-State Trust, 11 A1, 4.864%, 7/15/38               1,336,650
  1,150,000    Nissan Auto Receivables Owner Trust,
                 2003-A A2, 1.45%, 5/16/05                           1,151,094
  1,670,000    Regions Auto Receivables Trust,
                 2002-1 A3, 2.63%, 1/16/07                           1,700,325
  1,950,000    Salomon Smith Barney RV Trust,
                 2001-1 A3, 4.74%, 2/15/13                           2,005,211
  1,555,000    Toyota Auto Receivables Owner Trust,
                 2003-A A2, 1.28%, 8/15/05                           1,555,157
  2,340,000    WFS Financial Owner Trust,
                 2003-1 A2, 1.50%, 3/20/06                           2,343,249
  1,560,000    World Omni Auto Receivables Trust,
                 2003-A A2, 1.46%, 8/15/05                           1,562,882
                                                                  ------------
               TOTAL ASSET-BACKED SECURITIES
                 (cost $30,713,618)                                 30,799,306
                                                                  ------------

               COMMERCIAL MORTGAGE-BACKED
                 SECURITIES  9.4%
  2,174,817    Capco America Securitization Corp.,
                 1998-D7 A1A, 5.86%, 10/15/30                        2,349,022
    136,475    Chase Commercial Mortgage Securities Corp.,
                 1997-2 A1, 6.45%, 12/19/29                            141,565
    350,000    Chase Commercial Mortgage Securities Corp.,
                 1997-2 A2, 6.60%, 12/19/29                            395,704
    780,117    Commercial Mortgage Asset Trust,
                 1999-C1 A1, 6.25%, 1/17/32                            840,601
    961,606    Commercial Mortgage Pass-Through Certificate,
                 1999-1 A1, 6.145%, 5/15/32                          1,036,706
    997,037    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C2 A1, 5.96%, 11/11/30                         1,078,965
  2,661,688    Credit Suisse First Boston Mortgage Securities Corp.,
                 2003-1 1A1, 7.00%, 2/25/33                          2,776,327
  2,450,000    General Growth Properties, 1 A1,
                 6.537%, 11/15/04 r<F3>                             2,594,712
    740,958    GMAC Commercial Mortgage Securities Inc.,
                 1997-C1 A2, 6.853%, 7/15/29                           761,180
  1,252,400    GMAC Commercial Mortgage Securities Inc.,
                 1999-C1 A1, 5.83%, 5/15/33                          1,345,846
  1,257,535    GMAC Commercial Mortgage Securities Inc.,
                 2000-C2 A1, 7.273%, 8/16/33                         1,400,891
    997,282    GMAC Commercial Mortgage Securities Inc.,
                 1998-C2 A1, 6.15%, 5/15/35                          1,064,301
    164,621    J.P. Morgan Commercial Mortgage Finance Corp.,
                 1996-C2 A, 6.47%, 11/25/27                            172,372
  2,023,535    Lehman Brothers Commercial Conduit Mortgage Trust,
                 1998-C4 A1A, 5.87%, 10/15/35                        2,137,048
  1,674,361    Lehman Brothers Floating Rate
                 Commercial Mortgage Trust,
                 2003-LLFA A1, 1.48%, 12/16/14 r<F3>                 1,674,361
    150,000    Merrill Lynch Mortgage Investors, Inc.,
                 1998-C1 A3, 6.72%, 11/15/26                           168,085
  2,363,104    Morgan Stanley Capital I, 1999-WF1 A1,
                 5.91%, 11/15/31                                     2,536,722
  2,104,949    Mortgage Capital Funding, Inc.,
                 1998-MC3 A1, 6.001%, 11/18/31                       2,269,325
  1,241,740    Nationslink Funding Corp.,
                 1998-2 A1, 6.001%, 11/20/30                         1,332,072
  1,777,997    Nomura Asset Securities Corp.,
                 1998-D6 A1A, 6.28%, 3/15/30                         1,929,450
    675,000    NYC Mortgage Loan Trust,
                 1996 A3, 6.75%, 9/25/19 r<F3>                        793,591
  1,580,000    Principal Residential Mortgage Capital Resources,
                 2001-3A A1, 4.55%, 12/20/04 r<F3>                   1,662,903
  1,448,207    Salomon Brothers Mortgage Securities VII,
                 2002-CDCA A1, 1.46%, 11/15/13 r<F3>                 1,448,207
    622,343    Salomon Brothers Mortgage Securities VII,
                 2000-C2 A1, 7.298%, 7/18/33                           644,805
    848,645    Salomon Brothers Mortgage Securities VII,
                 2001-MMA A1, 5.3228%, 2/18/34 r<F3>                   896,090
    295,751    TIAA Commercial Real Estate Securitization,
                 2001-C1A A1, 5.77%, 6/19/16 r<F3>                     316,626
                                                                  ------------
               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $32,318,410)                                 33,767,477
                                                                  ------------

               CORPORATE BONDS  31.4%
               Airlines  7.2%
  2,827,901    Air 2 Us, 8.027%, 10/01/19 r<F3>                      1,896,532
    810,634    America West Airlines, 7.33%, 7/02/08                   717,723
    665,518    American Airlines, 9.71%, 1/02/07                       366,880
  1,242,363    American Airlines, 1.6475%, 9/23/07                   1,245,028
  1,225,000    American Airlines, 6.817%, 5/23/11                    1,044,066
    850,914    American Airlines, 7.379%, 5/23/16                      400,173
    341,519    American Airlines, 6.977%, 5/23/21                      292,589
    839,595    Continental Airlines Inc., 7.033%, 6/15/11              665,228
    564,091    Delta Air Lines, 9.375%, 9/11/07                        443,748
    619,229    Jet Equipment Trust, 7.63%, 8/15/12 r<F3>               238,137
    658,282    Jet Equipment Trust, 8.235%, 5/01/15 r<F3>              230,399
  1,351,807    Northwest Airlines Inc., 7.626%, 4/01/10              1,055,966
    335,877    Northwest Airlines Inc., 8.304%, 9/01/10                261,271
  3,413,483    United Airlines, 1.50%, 3/02/04                       2,503,449
  1,539,348    United Airlines, 7.762%, 10/01/05 d<F6>                 262,628
  1,805,000    United Airlines, 6.831%, 9/01/08                        271,390
 16,063,504    United Airlines, 7.186%, 4/01/11 d<F6>               13,725,943
                                                                  ------------
                                                                    25,621,150
                                                                  ------------

               Automobiles / Auto Parts  0.7%
  1,830,000    Daimlerchrysler NA Hldg., 4.05%, 6/04/08              1,812,275
    815,000    Ford Motor Co., 6.375%, 2/01/29                         658,965
                                                                  ------------
                                                                     2,471,240
                                                                  ------------

               Banks  3.9%
  2,620,000    Bank One N.A. Illinois, 1.175%, 9/19/05               2,622,395
    945,000    Credit Suisse First Boston London,
                 7.90%, 5/01/49 r<F3>                                1,073,629
  5,925,000    Federal Home Loan Bank, 2.20%, 9/12/05                5,938,539
  2,910,000    National City Bank of Indiana, 1.1987%, 9/16/05       2,910,157
  1,310,000    Wells Fargo & Co., 1.08%, 10/01/04                    1,310,917
                                                                  ------------
                                                                    13,855,637
                                                                  ------------

               Cable Television  1.0%
  2,260,000    Charter Communication Holdings LLC, 8.625%, 4/01/09   1,627,200
    175,000    Charter Communication Holdings LLC, 10.00%, 5/15/11     126,000
  1,880,000    Comcast Corp., 5.30%, 1/15/14                         1,933,471
                                                                  ------------
                                                                     3,686,671
                                                                  ------------

               Chemicals  0.3%
    875,000    Equistar Chemicals LP, 8.75%, 2/15/09                   848,750
    195,000    Lyondell Chemical Co., 11.125%, 7/15/12                 199,875
                                                                  ------------
                                                                     1,048,625
                                                                  ------------

               Energy  6.9%
  1,838,692    AES Ironwood LLC, 8.857%, 11/30/25                    1,914,538
  1,445,000    American Ref-Fuel Co. LLC, 6.26%, 12/31/15 r<F3>      1,480,402
    651,004    East Coast Power LLC, 6.737%, 3/31/08                   672,162
  4,000,000    Edison Mission Energy Funding, 7.33%, 9/15/08 r<F3>   4,170,000
  1,700,000    Entergy Gulf States Utilities, 2.58%, 9/01/04 r<F3>   1,698,545
  1,255,000    FirstEnergy Corp., 7.375%, 11/15/31                   1,405,643
  1,298,957    LS Power Funding, 7.19%, 6/30/10                      1,363,645
  1,860,000    Mirant Americas Generation LLC, 8.50%, 10/01/21       1,069,500
    890,000    Petrozuata Finance Inc., 7.63%, 4/01/09 r<F3>           854,400
    220,000    PSEG Power LLC, 8.625%, 4/15/31                         283,612
  1,323,480    Selkirk Cogen Funding Corp., 8.65%, 12/26/07          1,397,237
  1,780,000    Sithe/Independence Funding, 8.50%, 6/30/07            1,873,450
    635,000    Sithe/Independence Funding, 9.00%, 12/30/13             681,037
  3,500,000    Southern Energy Inc., 7.40%, 7/15/04 r<F3>            2,607,500
  2,735,000    Southern Energy Inc., 7.90%, 7/15/09 r<F3>            1,449,550
  1,005,768    Sutton Bridge, 7.97%, 6/30/22 r<F3>                     937,889
    800,000    Utilicorp-AMBAC, 6.875%, 10/01/04                       838,137
                                                                  ------------
                                                                    24,697,247
                                                                  ------------

               Financial  1.5%
    680,000    CIT Group Inc., 4.125%, 2/21/06                         703,813
  1,075,000    CIT Group Inc., 4.00%, 5/08/08                        1,094,752
  3,720,000    Finova Group Inc., 7.50%, 11/15/09                    1,618,200
    700,000    Ford Motor Credit Co., 7.375%, 2/01/11                  723,710
    420,000    Ford Motor Credit Co., 7.25%, 10/25/11                  431,791
    680,000    General Motors Acceptance Corp., 8.00%, 11/01/31        667,192
                                                                  ------------
                                                                     5,239,458
                                                                  ------------

               Food  0.4%
    970,000    Tyson Foods Inc., 8.25%, 10/01/11                     1,148,500
    320,000    Tyson Foods Inc., 7.00%, 5/01/18                        340,544
                                                                  ------------
                                                                     1,489,044
                                                                  ------------

               Metals  0.6%
    550,000    United States Steel Corp., 9.75%, 5/15/10               558,250
  1,805,000    USEC Inc., 6.625%, 1/20/06                            1,705,725
                                                                  ------------
                                                                     2,263,975
                                                                  ------------

               Minerals  0.3%
  1,500,000    Phosphate Resources Partners Limited Partnership,
                 7.00%, 2/15/08                                      1,110,000
                                                                  ------------

               Multimedia  0.2%
    640,000    Liberty Media Corp., 5.70%, 5/15/13                     650,573
                                                                  ------------

               Networking Products  0.1%
    505,000    Lucent Technologies, 5.50%, 11/15/08                    425,462
                                                                  ------------

               Oil & Gas  0.9%
    865,000    Amerada Hess Corp., 5.90%, 8/15/06                      951,499
  1,310,000    Amerada Hess Corp., 7.30%, 8/15/31                    1,514,118
    780,000    Motiva Enterprises LLC, 5.20%, 9/15/12 r<F3>            825,144
                                                                  ------------
                                                                     3,290,761
                                                                  ------------

               Pipelines  2.5%
  3,140,000    El Paso Corp., 7.875%, 6/15/12 r<F3>                  2,908,425
    820,000    El Paso Corp., 7.75%, 1/15/32                           690,850
  2,000,000    El Paso Natural Gas, 6.75%, 11/15/03                  2,002,500
  3,075,000    El Paso Natural Gas, 8.375%, 6/15/32 r<F3>            3,259,500
                                                                  ------------
                                                                     8,861,275
                                                                  ------------

               Retailing  0.2%
    845,000    Wal-Mart Stores, 4.55%, 5/01/13                         879,026
                                                                  ------------

               Special Purpose Entity  3.2%
  8,900,000    PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06            8,410,500
  3,160,000    PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07          3,096,800
                                                                  ------------
                                                                    11,507,300
                                                                  ------------

               Telecommunications  1.5%
  1,725,000    AT&T Corp., 8.00%, 11/15/31                           1,955,959
    840,000    Deutsche Telekom International Finance BV,
                 8.75%, 6/15/30                                      1,070,236
  2,790,000    Worldcom Inc., 7.50%, 5/15/11 d<F6>                     823,050
  4,760,000    Worldcom Inc., 8.25%, 5/15/31 d<F6>                   1,404,200
                                                                  ------------
                                                                     5,253,445
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (cost $113,474,993)                               112,350,889
                                                                  ------------

Shares
------
               PREFERRED STOCK  0.3%
               Automobile  0.3%
     45,485    General Motors Series C, 6.25%, 7/15/33               1,132,576
                                                                  ------------

               TOTAL PREFERRED STOCK
                 (cost $1,137,125)                                   1,132,576
                                                                  ------------

Principal Amount
----------------
               U.S. GOVERNMENT AGENCIES  42.4%
               Fannie Mae  38.0%
$ 4,475,000    2.75%, 11/14/05                                       4,499,832
  2,965,000    2.75%, 12/16/05                                       2,988,121
 23,350,000    6.00%, 7/01/33 w<F4>                                 24,262,098
  7,470,571    Pool 254378, 6.50%, 7/01/32                           7,790,553
  1,384,060    Pool 323030, 6.50%, 3/01/28                           1,446,194
  1,092,960    Pool 323862, 6.50%, 8/01/29                           1,140,971
    313,950    Pool 433043, 6.50%, 6/01/28                             327,839
    170,364    Pool 447704, 6.50%, 11/01/28                            177,900
    142,984    Pool 448235, 6.50%, 11/01/28                            149,310
    302,765    Pool 448635, 6.50%, 11/01/28                            316,159
     91,816    Pool 449012, 6.50%, 11/01/28                             95,878
    163,651    Pool 487778, 6.50%, 3/01/29                             170,840
  1,239,725    Pool 535863, 6.00%, 3/01/16                           1,296,239
 19,157,119    Pool 545759, 6.50%, 7/01/32                          19,977,663
  5,847,210    Pool 545762, 6.50%, 7/01/32                           6,097,660
  6,710,711    Pool 545766, 6.00%, 7/01/17                           7,002,627
  7,176,906    Pool 545819, 6.50%, 8/01/32                           7,484,272
  2,715,949    Pool 545856, 6.50%, 8/01/17                           2,865,161
  3,474,345    Pool 545903, 5.50%, 9/01/17                           3,609,172
  1,768,294    Pool 545938, 5.111%, 11/01/12                         1,916,830
  3,673,770    Pool 555028, 6.00%, 10/01/17                          3,834,505
  2,743,115    Pool 555182, 6.00%, 1/01/18                           2,863,132
  1,115,476    Pool 555203, 7.00%, 9/01/32                           1,176,130
  1,627,767    Pool 555412, 6.00%, 4/01/18                           1,699,368
  8,138,715    Pool 555419, 6.50%, 11/01/17                          8,585,848
  9,441,935    Pool 555439, 6.00%, 3/01/18                           9,855,042
  3,168,021    Pool 555514, 6.00%, 11/01/17                          3,305,830
  5,965,000    Pool 555569, 6.00%, 5/01/16                           6,224,477
     16,407    Series 1991-26 G, 8.00%, 4/25/06                         17,169
     85,000    Series 1994-3 PL, 5.50%, 1/25/24                         90,431
  1,261,565    Series 2001-T10 A1, 7.00%, 12/25/41                   1,375,500
  1,534,127    Series 2003-W2 1A3, 7.50%, 7/25/42                    1,711,991
  1,720,000    Series 2003-W10 3A1, 1.623%, 3/25/32                  1,717,850
                                                                  ------------
                                                                   136,072,592
                                                                  ------------

               Freddie Mac  0.6%
  1,175,000    Pool 780653, 3.142%, 7/01/33                          1,198,500
    277,357    Series 2443 TM, 5.50%, 7/15/22                          277,512
    739,347    Series 2453 BA, 5.00%, 7/15/11                          743,096
                                                                  ------------
                                                                     2,219,108
                                                                  ------------

               Freddie Mac Giants  3.6%
  9,027,245    Pool G01444, 6.50%, 8/01/32                           9,393,890
  3,344,845    Pool G01507, 7.00%, 12/01/32                          3,506,751
                                                                  ------------
                                                                    12,900,641
                                                                  ------------

               Ginnie Mae  0.2%
     47,237    Pool 036629, 9.50%, 10/15/09                             52,401
     65,348    Pool 331001, 8.25%, 7/15/07                              71,098
    425,000    Series 20 H, 5.50%, 10/25/23                            440,360
                                                                  ------------
                                                                       563,859
                                                                  ------------

               TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $151,552,637)                               151,756,200
                                                                  ------------

               U.S. TREASURIES  4.9%
               U.S. Treasury Notes  2.8%
  2,280,000    3.625%, 3/31/04                                       2,324,978
  6,700,000    2.875%, 6/30/04                                       6,821,960
    770,000    3.875%, 2/15/13                                         792,348
                                                                  ------------
                                                                     9,939,286
                                                                  ------------

               U.S. Treasury Strips  2.1%
  3,245,000    0.00%, 8/15/26                                        1,021,922
 16,305,000    0.00%, 11/15/26                                       5,071,067
  4,855,000    0.00%, 11/15/27                                       1,439,784
                                                                  ------------
                                                                     7,532,773
                                                                  ------------
               TOTAL U.S. TREASURIES
                 (cost $18,007,497)                                 17,472,059
                                                                  ------------

               SHORT-TERM INVESTMENTS  13.1%
               U.S. Government Agency  12.4%
 34,777,000    Federal Home Loan Bank Discount Note, 0.35% c<F5>    34,777,000
  9,725,000    Freddie Mac Discount Note, 0.00%                      9,715,599
                                                                  ------------
                                                                    44,492,599
                                                                  ------------

               Variable Rate Demand Notes  0.7%
  1,819,165    American Family Financial Services Inc., 0.8510%      1,819,165
    527,862    Wisconsin Corporate Central Credit Union, 0.6975%       527,862
                                                                  ------------
                                                                     2,347,027
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS
                 (cost $46,839,626)                                 46,839,626
                                                                  ------------

               TOTAL INVESTMENTS  110.1%
                 (cost $394,043,906)                               394,118,133

               Liabilities, less Other Assets (10.1)%              (36,065,718)
                                                                  ------------

               NET ASSETS  100.0%                                 $358,052,415
                                                                  ------------
                                                                  ------------

r<F3> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $33,016,542 (9.2% of net assets) at June 30, 2003.
w<F4>  When-issued security.
c<F5>  Security marked as segregated to cover when-issued security.
d<F6>  Security is in default at June 30, 2003.

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investments at value (cost $394,043,906)                          $394,118,133
Cash                                                                   283,575
Interest receivable                                                  2,603,600
Receivable for investments sold                                        818,765
Receivable for Fund shares sold                                         19,448
Other assets                                                            12,558
                                                                  ------------
Total assets                                                       397,856,079
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   35,397,450
Payable for Fund shares purchased                                    4,238,458
Accrued investment advisory fee                                        104,562
Accrued expenses                                                        63,194
                                                                  ------------
Total liabilities                                                   39,803,664
                                                                  ------------
NET ASSETS                                                        $358,052,415
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $348,916,808
Undistributed net investment income                                    275,261
Undistributed net realized gain                                      8,786,119
Net unrealized appreciation on investments                              74,227
                                                                  ------------
NET ASSETS                                                        $358,052,415
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              11,218,154
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $31.92
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                  JUNE 30, 2003
                                                                  -------------
INVESTMENT INCOME:
Interest                                                           $21,646,558
Dividend                                                               135,406
                                                                   -----------
                                                                    21,781,964
                                                                   -----------

EXPENSES:
Investment advisory fees                                             1,403,981
Fund administration and accounting fees                                210,691
Custody fees                                                            45,797
Federal and state registration fees                                     38,425
Audit fees                                                              17,315
Shareholder servicing fees                                              14,142
Legal fees                                                              12,502
Reports to shareholders                                                  5,547
Directors' fees and related expenses                                     5,000
Other                                                                    9,385
                                                                   -----------
Total expenses before waiver                                         1,762,785
Waiver of expenses by Adviser                                         (271,055)
                                                                   -----------
Net expenses                                                         1,491,730
                                                                   -----------
NET INVESTMENT INCOME                                               20,290,234
                                                                   -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    13,982,416
Change in net unrealized
  appreciation/depreciation on investments                           9,250,988
                                                                   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               23,233,404
                                                                   -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $43,523,638
                                                                   -----------
                                                                   -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2003       JUNE 30, 2002
                                                     -------------       -------------
OPERATIONS:
Net investment income                                 $ 20,290,234        $ 14,068,553
Net realized gain on:
    Investments                                         13,982,416           1,957,980
    Foreign currency translation                                --              19,773
Change in net unrealized
  appreciation/depreciation on:
    Investments                                          9,250,988          (9,588,805)
    Foreign currency translation                                --               4,614
                                                      ------------        ------------
Net increase in net assets
  resulting from operations                             43,523,638           6,462,115
                                                      ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                  (21,105,270)        (13,928,783)
Net realized gain on investments                        (3,205,518)         (4,459,807)
                                                      ------------        ------------
Net decrease in net assets resulting
  from distributions paid                              (24,310,788)        (18,388,590)
                                                      ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                             48,896,678         214,273,358
Shares issued to holders in
  reinvestment of distributions                         23,686,272          18,222,001
Shares redeemed                                        (83,475,172)        (38,028,513)
                                                      ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                      (10,892,222)        194,466,846
                                                      ------------        ------------

TOTAL INCREASE IN NET ASSETS                             8,320,628         182,540,371
                                                      ------------        ------------

NET ASSETS:
Beginning of period                                    349,731,787         167,191,416
                                                      ------------        ------------
End of period
  (includes undistributed
  net investment income of
  $275,261 and $1,026,475, respectively)
                                                      $358,052,415        $349,731,787
                                                      ------------        ------------
                                                      ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                                                                           EIGHT
                                                YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                                                2003           2002           2001           2000           1999           1998
                                              --------       --------       --------       --------       --------     -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $30.21         $31.01         $29.36         $29.34         $31.38         $30.85

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            1.80           1.45           1.74           1.90           1.29           1.75
Net realized and unrealized
  gain (loss) on investments                     2.06          (0.40)          1.68           0.02          (1.18)          0.59
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          3.86           1.05           3.42           1.92           0.11           2.34
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (1.87)         (1.38)         (1.74)         (1.90)         (1.44)         (1.75)
From net realized gain
  on investments                                (0.28)         (0.47)         (0.03)            --          (0.71)         (0.06)
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (2.15)         (1.85)         (1.77)         (1.90)         (2.15)         (1.81)
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                                $31.92         $30.21         $31.01         $29.36         $29.34         $31.38
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN(1)<F7>                            13.29%          3.44%         11.87%          6.78%          0.32%          7.79%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $358,052       $349,732       $167,191        $70,435        $48,413        $48,457
Ratio of expenses to
  average net assets(2)<F8>(3)<F9>             0.425%         0.425%         0.425%          0.43%          0.50%          0.50%
Ratio of net investment
  income to average
  net assets(2)<F8>(3)<F9>                      5.78%          4.84%          6.47%          6.82%          6.37%          5.79%
Portfolio turnover rate(1)<F7>                   489%           885%           635%           438%            83%           131%

(1)<F7>   Not annualized for periods less than a full year.
(2)<F8> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.502%, 0.535%, 0.605%, 0.71%, 0.82% and
          0.78%, and the ratio of net investment income to average net assets would have been 5.70%, 4.73%, 6.29%, 6.54%, 6.05% and 5.51% for the periods ended June 30, 2003, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(3)<F9>   Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                       Frontegra Investment            Lehman Brothers
        Date              Grade Bond Fund           Aggregate Bond Index
        ----              ---------------           --------------------
     2/23/2001*<F10>         $100,000                     $100,000
     3/31/2001               $101,242                     $101,377
     6/30/2001               $101,975                     $101,949
     9/30/2001               $106,197                     $106,652
    12/31/2001               $106,384                     $106,699
     3/31/2002               $106,324                     $106,800
     6/30/2002               $109,262                     $110,746
     9/30/2002               $111,830                     $115,820
    12/31/2002               $113,632                     $117,642
     3/31/2003               $115,161                     $119,281
     6/30/2003               $117,928                     $122,264

*<F10>  2/23/01 commencement of operations.

Portfolio Total Return**<F11>
FOR THE YEAR ENDED 6/30/03
-----------------------------

ONE YEAR                           7.93%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     7.28%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F11> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2003

Principal Amount                                                         Value
----------------                                                         -----
               ASSET-BACKED SECURITIES  10.8%
$ 1,195,000    California Infrastructure PG&E-1,
                 1997-1 A7, 6.42%, 9/25/08                        $  1,294,726
  1,000,000    Chase Credit Card Master Trust,
                 2003-2 A, 1.29%, 7/15/10                            1,000,953
    620,000    Chase Manhattan Auto Owner Trust,
                 2002-B A3, 3.58%, 5/15/06                             633,097
    820,000    CIT Equipment Collateral,
                 2002-VT1 A3, 4.03%, 1/20/06                           839,956
    507,147    CIT Group Home Equity Loan Trust,
                 2003-1 A1, 1.19%, 8/20/18                             506,889
    290,000    Conseco Finance Securitizations Corp.,
                 2000-4 A4, 7.73%, 4/01/31                             303,321
    130,000    Conseco Finance Securitizations Corp.,
                 2001-3 A2, 5.16%, 5/01/33                             132,235
    225,000    Conseco Finance Securitizations Corp.,
                 2001-4 A2, 5.15%, 9/01/33                             229,245
  1,125,000    First North American National Bank,
                 2003-A A, 1.80%, 5/16/11                            1,125,000
  1,345,000    Ford Credit Auto Owner Trust,
                 2003-B A2A, 1.40%, 6/15/05                          1,345,746
    755,000    GS Auto Loan Trust, 2003-1 A2, 1.538%, 1/17/06          756,731
    422,989    Keystone Owner Trust,
                 1998-P1 M1, 7.53%, 5/25/25 r<F12>                     442,299
    285,000    Lehman ABS Manufactured Housing Contract,
                 2001-B A3, 4.35%, 5/15/14                             289,985
    490,000    Mid-State Trust, 11 A1, 4.864%, 7/15/38                 488,775
    466,584    MMCA Automobile Trust, 2002-1 A3, 4.15%, 5/15/06        469,045
    405,000    Nissan Auto Receivables Owner Trust,
                 2003-A A2, 1.45%, 5/16/05                             405,385
  1,125,000    Oakwood Mortgage Investors Inc.,
                 1995-A A4, 7.70%, 9/15/20                           1,171,481
    115,494    Oakwood Mortgage Investors Inc.,
                 1996-A A3, 6.60%, 5/15/21                             117,963
    575,000    Regions Auto Receivables Trust,
                 2002-1 A3, 2.63%, 1/16/07                             585,441
    535,000    Salomon Smith Barney RV Trust,
                 2001-1 A3, 4.74%, 2/15/13                             550,148
    555,000    Toyota Auto Receivables Owner Trust,
                 2003-A A2, 1.28%, 8/15/05                             555,056
    825,000    WFS Financial Owner Trust,
                 2003-1 A2, 1.50%, 3/20/06                             826,146
    550,000    World Omni Auto Receivables Trust,
                 2003-A A2, 1.46%, 8/15/05                             551,016
                                                                  ------------
               TOTAL ASSET-BACKED SECURITIES
                 (cost $14,597,045)                                 14,620,639
                                                                  ------------

               COMMERCIAL MORTGAGE-BACKED
                 SECURITIES  6.7%
    334,643    Capco America Securitization Corp.,
                 1998-D7 A1A, 5.86%, 10/15/30                          361,449
    654,632    Commercial Mortgage Asset Trust,
                 1999-C1 A1, 6.25%, 1/17/32                            705,388
    607,718    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C2 A1, 5.96%, 11/11/30                           657,655
    959,050    Credit Suisse First Boston Mortgage Securities Corp.,
                 2003-1 1A1, 7.00%, 2/25/33                          1,000,356
    102,301    Credit Suisse First Boston Mortgage Securities Corp.,
                 1998-C1 A1A, 6.26%, 5/17/40                           109,420
    290,005    First Union Commercial Mortgage Trust, 1999-C1 A1,
                 5.73%, 10/15/35                                       310,095
    940,000    General Growth Properties, 1 A1,
                 6.537%, 11/15/04 r<F12>                               995,522
    156,513    GMAC Commercial Mortgage Securities Inc.,
                 1997-C1 A2, 6.853%, 7/15/29                           160,784
    242,222    GMAC Commercial Mortgage Securities Inc.,
                 1999-C1 A1, 5.83%, 5/15/33                            260,296
    158,466    GMAC Commercial Mortgage Securities Inc.,
                 1998-C2 A1, 6.15%, 5/15/35                            169,115
    157,676    Lehman Brothers Commercial Conduit Mortgage Trust,
                 1998-C4 A1A, 5.87%, 10/15/35                          166,522
    584,777    Lehman Brothers Floating Rate Commercial,
                 2003-LLFA A1, 1.48%, 12/16/14 r<F12>                  584,777
    652,123    Morgan Stanley Capital I,
                 1999-WF1 A1, 5.91%, 11/15/31                          700,034
    418,202    Mortgage Capital Funding, Inc.,
                 1998-MC3 A1, 6.001%, 11/18/31                         450,859
    757,813    Nationslink Funding Corp.,
                 1998-2 A1, 6.001%, 8/20/30                            812,940
    285,325    Nomura Asset Securities Corp.,
                 1998-D6 A1A, 6.28%, 3/15/30                           309,629
    200,000    Principal Residential Mortgage Capital Resources,
                 2001-3A A1, 4.55%, 12/20/04 r<F12>                    210,494
    511,665    Salomon Brothers Mortgage Securities VII,
                 2002-CDCA A1, 1.46%, 11/15/13 r<F12>                  511,665
    233,572    Salomon Brothers Mortgage Securities VII,
                 2001-MMA A1, 5.3228%, 2/18/34 r<F12>                  246,630
     36,067    TIAA Commercial Real Estate Securitization,
                 2001-C1A A1, 5.77%, 6/19/16 r<F12>                     38,613
    293,212    Wachovia Bank Commercial Mortgage Trust,
                 2002-C1 A1, 4.539%, 4/15/34                           308,543
                                                                  ------------
               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                 (cost $8,909,203)                                   9,070,786
                                                                  ------------

               CORPORATE BONDS  20.0%

               Airlines  3.5%
    998,790    Air 2 Us, 8.027%, 10/01/19 r<F12>                       669,839
    478,926    American Airlines, 1.6475%, 9/23/07                     479,953
    130,102    American Airlines, 6.977%, 5/23/21                      111,462
    484,282    Continental Airlines Inc., 8.312%, 4/02/11              374,929
     80,562    Jet Equipment Trust, 7.63%, 8/15/12 r<F12>               30,982
     90,120    Northwest Airlines Inc., 7.626%, 4/01/10                 70,398
     98,110    United Airlines, 7.762%, 10/01/05 d<F15>                 16,739
    385,000    United Airlines, 6.201%, 9/01/08                        322,722
     75,000    United Airlines, 6.831%, 9/01/08                         11,277
    687,104    United Airlines, 7.186%, 4/01/11 d<F15>                 587,116
  2,399,528    United Airlines, 6.071%, 3/01/13                      2,011,768
                                                                  ------------
                                                                     4,687,185
                                                                  ------------

               Automobiles / Auto Parts  0.5%
    670,000    Daimlerchrysler NA Hldg., 4.05%, 6/04/08                663,510
                                                                  ------------

               Banks  3.5%
    890,000    Bank One N.A. Illinois, 1.175%, 9/19/05                 890,813
    270,000    Credit Suisse First Boston London, 7.90%, 5/01/07       306,751
  2,090,000    Federal Home Loan Bank, 2.20%, 9/12/05                2,094,776
    980,000    National City Bank of Indiana, 1.1987%, 9/16/05         980,053
    445,000    Wells Fargo & Co., 1.08%, 10/01/04                      445,312
                                                                  ------------
                                                                     4,717,705
                                                                  ------------

               Broadcast Services  0.2%
    225,000    Liberty Media Corp., 5.70%, 5/15/13                     228,717
                                                                  ------------

               Cable Television  0.5%
    690,000    Comcast Corp., 5.30%, 1/15/14                           709,625
                                                                  ------------

               Diversified Manufacturing  0.5%
    660,000    General Electric Co., 5.00%, 2/01/13                    697,130
                                                                  ------------

               Energy  2.5%
    510,000    American Ref-Fuel Co. LLC, 6.26%, 12/31/15 r<F12>       522,495
  1,000,000    Consumers Energy Co., 5.375%, 4/15/13 r<F12>          1,049,866
    295,000    Duke Energy Corp., 4.50%, 4/01/10                       308,439
    615,000    Entergy Arkansas, 5.00%, 7/01/18 r<F12>                 605,329
    180,000    PSEG Power, LLC, 8.625%, 4/15/31                        232,046
    235,000    Sithe/Independence Funding, 9.00%, 12/30/13             252,038
     50,000    Southern Energy Inc., 7.40%, 7/15/04 r<F12>              37,250
    310,000    Wisconsin Electric Power, 5.625%, 5/15/33               320,431
                                                                  ------------
                                                                     3,327,894
                                                                  ------------

               Financial  0.8%
    240,000    CIT Group Inc., 4.125%, 2/21/06                         248,405
    380,000    CIT Group Inc., 4.00%, 5/08/08                          386,982
    230,000    Ford Motor Credit Co., 7.375%, 2/01/11                  237,791
    140,000    Ford Motor Credit Co., 7.25%, 10/25/11                  143,930
                                                                  ------------
                                                                     1,017,108
                                                                  ------------

               Food  0.1%
    120,000    Tyson Foods Inc., 7.00%, 5/01/18                        127,704
                                                                  ------------

               Insurance  0.5%
    645,000    Protective Life U.S. Funding,
                 5.875%, 8/15/06 r<F12>                                714,723
                                                                  ------------

               Oil & Gas  0.5%
    390,000    Conocophillips, 5.90%, 10/15/32                         418,488
    290,000    Motiva Enterprises LLC, 5.20%, 9/15/12 r<F12>           306,784
                                                                  ------------
                                                                       725,272
                                                                  ------------

               Pipelines  2.1%
    695,000    El Paso Corp., 7.875%, 6/15/12 r<F12>                   643,744
  2,150,000    El Paso Natural Gas, 6.75%, 11/15/03                  2,152,687
                                                                  ------------
                                                                     2,796,431
                                                                  ------------

               Real Estate  0.5%
    585,000    Liberty Property LP, 7.75%, 4/15/09                     706,156
                                                                  ------------

               Retailing  0.7%
    935,000    Wal-Mart Stores, 4.55%, 5/01/13                         972,650
                                                                  ------------

               Special Purpose Entity  2.4%
  1,090,000    PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06            1,030,050
    275,000    PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07            269,500
    685,000    PF Export Rec Master Trust, 3.748%, 6/01/13 r<F12>      688,082
  1,250,000    Principal Life Global, 2.80%, 6/26/08 r<F12>          1,235,696
                                                                  ------------
                                                                     3,223,328
                                                                  ------------

               Telecommunications  1.2%
    635,000    AT&T Corp., 8.00%, 11/15/31                             720,020
    310,000    Deutsche Telekom International Finance BV,
                 8.75%, 6/15/30                                        394,968
    535,000    Verizon North Inc., 5.634%, 1/01/21 r<F12>              560,145
                                                                  ------------
                                                                     1,675,133
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (cost $26,638,907)                                 26,990,271
                                                                  ------------

Shares
------
               PREFERRED STOCK  0.3%
               Automobiles  0.3%
     16,870    General Motors Series C, 6.25%, 7/15/33                 420,063
                                                                  ------------

               TOTAL PREFERRED STOCK
                 (cost $421,750)                                       420,063
                                                                  ------------

Principal Amount
----------------
               U.S. GOVERNMENT AGENCIES  47.1%
               Fannie Mae  45.5%
$  1,585,000   2.75%, 11/14/05                                       1,593,795
  1,045,000    2.75%, 12/16/05                                       1,053,149
  3,350,000    5.50%, 7/01/18 w<F13>                                 3,478,767
  7,415,000    6.00%, 7/01/33 w<F13>                                 7,704,645
  2,639,286    Pool 254378, 6.50%, 7/01/32                           2,752,332
    532,642    Pool 323030, 6.50%, 3/01/28                             556,553
  1,760,000    Pool 385537, 4.745%, 11/01/12                         1,843,435
  7,214,664    Pool 545759, 6.50%, 7/01/32                           7,523,685
  6,416,529    Pool 545762, 6.50%, 7/01/32                           6,691,364
  1,181,590    Pool 545766, 6.00%, 7/01/17                           1,232,989
  2,260,835    Pool 545774, 6.50%, 7/01/17                           2,385,044
  2,566,112    Pool 545819, 6.50%, 8/01/32                           2,676,011
    969,007    Pool 545856, 6.50%, 8/01/17                           1,022,243
    259,699    Pool 545903, 5.50%, 9/01/17                             269,776
    614,197    Pool 545938, 5.111%, 11/01/12                           665,790
  1,308,466    Pool 555028, 6.00%, 10/01/17                          1,365,714
  2,203,306    Pool 555180, 6.00%, 11/01/17                          2,299,666
    973,977    Pool 555182, 6.00%, 1/01/18                           1,016,591
  3,620,264    Pool 555203, 7.00%, 9/01/32                           3,817,115
    526,750    Pool 555419, 6.50%, 11/01/17                            555,689
  5,561,326    Pool 555439, 6.00%, 3/01/18                           5,804,647
  1,156,653    Pool 555514, 6.00%, 11/01/17                          1,206,967
  2,175,000    Pool 555569, 6.00%, 5/01/16                           2,269,613
    445,841    Series 2001-T10 A1, 7.00%, 12/25/41                     486,106
    542,503    Series 2003-W2 1A3, 7.50%, 7/25/42                      605,400
    635,000    Series 2003-W10 3A1, 1.623%, 3/25/32                    634,206
                                                                  ------------
                                                                    61,511,292
                                                                  ------------

               Freddie Mac  0.6%
    435,000    Pool 780653, 3.142%, 7/01/33                            443,700
     39,249    Series 2443 TM, 5.50%, 7/15/22                           39,271
    106,153    Series 2453 BA, 5.00%, 7/15/11                          106,691
    155,786    Series 2455 DM, 5.25%, 10/15/22                         155,789
                                                                  ------------
                                                                       745,451
                                                                  ------------

               Freddie Mac Giant  0.9%
  1,219,971    Pool G01507, 7.00%, 12/01/32                          1,279,023
                                                                  ------------

               Ginnie Mae  0.1%
    189,717    Series 25 B, 6.50%, 12/25/08                            200,890
                                                                  ------------

               TOTAL U.S. GOVERNMENT AGENCIES
                 (cost $63,583,021)                                 63,736,656
                                                                  ------------

               U.S. TREASURIES  4.3%
               U.S. Treasury Notes  2.3%
  1,075,000    2.875%, 6/30/04                                       1,094,568
    150,000    3.00%, 2/15/08                                          154,353
  1,765,000    3.875%, 2/15/13                                       1,816,226
                                                                  ------------
                                                                     3,065,147
                                                                  ------------

               U.S. Treasury Strips  2.0%
  1,190,000    0.00%, 8/15/26                                          374,757
  5,970,000    0.00%, 11/15/26                                       1,856,748
  1,785,000    0.00%, 11/15/27                                         529,354
                                                                  ------------
                                                                     2,760,859
                                                                  ------------
               TOTAL U.S. TREASURIES
                 (cost $6,045,356)                                   5,826,006
                                                                  ------------

               SHORT-TERM INVESTMENTS  19.5%
               U.S. Government Agencies  16.7%
 17,806,000    Federal Home Loan Bank Discount Note, 0.35% c<F14>   17,806,000
  4,805,000    Freddie Mac Discount Note, 0.00%                      4,800,355
                                                                  ------------
                                                                    22,606,355
                                                                  ------------

               U.S. Treasury  2.0%
  2,665,000    U.S. Treasury Bill, 1.02%                             2,660,923
                                                                  ------------

               Variable Rate Demand Notes  0.8%
    779,478    American Family Financial Services Inc., 0.8510%        779,478
    250,577    Wisconsin Corporate Central Credit Union, 0.6975%       250,577
                                                                  ------------
                                                                     1,030,055
                                                                  ------------
               TOTAL SHORT-TERM INVESTMENTS
                 (cost $26,297,333)                                 26,297,333
                                                                  ------------

               TOTAL INVESTMENTS  108.7%
                 (cost $146,492,615)                               146,961,754

               Liabilities, less Other Assets  (8.7)%              (11,750,507)
                                                                  ------------

               NET ASSETS  100.0%                                 $135,211,247
                                                                  ------------
                                                                  ------------

r<F12> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $10,094,935 (7.5% of net assets) at June 30, 2003.
w<F13>  When-issued security.
c<F14>  Security marked as segregated to cover when-issued security.
d<F15>  Security is in default at June 30, 2003.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investments at value (cost $146,492,615)                          $146,961,754
Interest receivable                                                    642,540
Receivable for investments sold                                        352,200
Receivable for Fund shares sold                                        282,378
Other assets                                                            11,429
                                                                  ------------
Total assets                                                       148,250,301
                                                                  ------------

LIABILITIES:
Payable to custodian                                                        87
Payable for investments purchased                                   12,979,062
Accrued investment advisory fee                                         11,505
Accrued expenses                                                        48,400
                                                                  ------------
Total liabilities                                                   13,039,054
                                                                  ------------
NET ASSETS                                                        $135,211,247
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $131,946,673
Undistributed net investment income                                     59,234
Undistributed net realized gain                                      2,736,201
Net unrealized appreciation on investments                             469,139
                                                                  ------------
NET ASSETS                                                        $135,211,247
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              12,730,153
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.62
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                                JUNE 30, 2003
                                                                -------------
INVESTMENT INCOME:
Interest                                                          $4,591,570
                                                                  ----------

EXPENSES:
Investment advisory fees                                             459,434
Fund administration and accounting fees                              108,791
Custody fees                                                          26,034
Federal and state registration fees                                   25,857
Audit fees                                                            17,302
Shareholder servicing fees                                            14,531
Legal fees                                                            12,502
Directors' fees and related expenses                                   4,998
Reports to shareholders                                                3,458
Other                                                                  2,530
                                                                  ----------
Total expenses before waiver                                         675,437
Waiver of expenses by Adviser                                       (216,003)
                                                                  ----------
Net expenses                                                         459,434
                                                                  ----------
NET INVESTMENT INCOME                                              4,132,136
                                                                  ----------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments                                   4,022,023
Change in net unrealized
  appreciation/depreciation on investments                           371,112
                                                                  ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                              4,393,135
                                                                  ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $8,525,271
                                                                  ----------
                                                                  ----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2003       JUNE 30, 2002
                                                     -------------       -------------
OPERATIONS:
Net investment income                                 $  4,132,136        $   772,369
Net realized gain on investments                         4,022,023             61,928
Change in net unrealized
  appreciation/depreciation on investments                 371,112            136,317
                                                      ------------        -----------
Net increase in net assets
  resulting from operations                              8,525,271            970,614
                                                      ------------        -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                   (4,087,825)          (759,526)
Net realized gain on investments                        (1,203,767)          (190,597)
                                                      ------------        -----------
Net decrease in net assets resulting
  from distributions paid                               (5,291,592)          (950,123)
                                                      ------------        -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                            105,680,111         28,995,217
Shares issued to holders in
  reinvestment of distributions                          4,596,057            826,265
Shares redeemed                                        (13,733,982)        (1,648,260)
                                                      ------------        -----------
Net increase in net assets resulting
  from capital share transactions                       96,542,186         28,173,222
                                                      ------------        -----------

TOTAL INCREASE IN NET ASSETS                            99,775,865         28,193,713
                                                      ------------        -----------

NET ASSETS:
Beginning of period                                     35,435,382          7,241,669
                                                      ------------        -----------
End of period
  (includes undistributed
  net investment income of
  $59,234 and $14,923, respectively)                  $135,211,247        $35,435,382
                                                      ------------        -----------
                                                      ------------        -----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                             YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                           JUNE 30, 2003       JUNE 30, 2002      JUNE 30, 2001(1)<F16>
                                           -------------       -------------      ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $10.28              $10.02                $10.00

INCOME FROM
 INVESTMENT OPERATIONS:
Net investment income                            0.35                0.35                  0.18
Net realized and unrealized gain
  on investments                                 0.45                0.35                  0.02
                                               ------              ------                ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.80                0.70                  0.20
                                               ------              ------                ------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.35)              (0.35)                (0.18)
From net realized gain
  on investments                                (0.11)              (0.09)                   --
                                               ------              ------                ------
TOTAL DISTRIBUTIONS PAID                        (0.46)              (0.44)                (0.18)
                                               ------              ------                ------

NET ASSET VALUE,
  END OF PERIOD                                $10.62              $10.28                $10.02
                                               ------              ------                ------
                                               ------              ------                ------

TOTAL RETURN(2)<F17>                            7.93%               7.15%                 1.98%

SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of period
  (in thousands)                             $135,211             $35,435                $7,242
Ratio of expenses to
  average net assets(3)<F18>(4)<F19>            0.42%               0.37%                 0.30%
Ratio of net investment
  income to average
  net assets(3)<F18>(4)<F19>                    3.78%               3.79%                 5.21%
Portfolio turnover rate(2)<F17>                  625%              1,624%                  212%

(1)<F16>  Commenced operations on February 23, 2001.
(2)<F17>  Not annualized for periods less than a full year.
(3)<F18> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.62%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 3.58%, 3.14% and 2.87% for the periods ended June 30, 2003, June 30, 2002 and June 30, 2001, respectively.
(4)<F19>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                OPPORTUNITY FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Equity markets rallied dramatically in the last quarter of the Fund's fiscal year (March 31 to June 30) with small cap stocks leading the way. The Russell 2000 gained 23.42% and the Russell 2000 Value was up 22.72%, both well ahead of the 15.40% advance of the S&P 500 Index. During the period, the Opportunity Fund produced a return of 23.09%, marginally exceeding the Russell 2000 Value Index. However, for the past twelve month period, the Opportunity Fund trailed the small cap benchmarks with a decline of 12.67% versus a loss of 3.80% for the index.

PORTFOLIO REVIEW

Late in the twelve month period, market participants began to discount a rebounding economy and bid up the prices of more economically sensitive stocks. Our late period performance attribution analysis shows that the Fund benefited from both its sector exposures relative to the benchmark and to a lesser extent the individual security selection. Our greater than market exposure to Consumer Durables and our less than market exposure to REITs had the greatest positive impact on late period returns.

In the final quarter of the Fund's fiscal year, we were disappointed to give up relative performance due to our significant underweight in the Health Care sector. The Health Care sector accounted for an average weight of 6.6% of the Russell 2000 Value Index during the second quarter of the calendar year and the sector advanced over 40% during the period. Within Health Care, those stocks that have had a negative return on equity led the rally. Since a starting point in all of our screens is to look for companies that are capable of generating returns on capital in excess of those for the broader market, we will miss an industry move such as that experienced by biotech in the past quarter. However, we expect that such pricing bubbles will usually correct over time.

The Fund's valuations moved higher, as could be expected with the market's recent +23% move. Despite this move up, valuations remain attractive on both a relative and an absolute basis.

Recently, we reduced our exposure to both Utilities and Financials. In Utilities, we sold Vectren Corp. which reached its target price. We trimmed two Finance positions, ProAssurance and FirstFed Financial, both of which were approaching their respective target prices.

In addition, Consumer Durables exposure was recently increased modestly as we added two names, Cooper Tire and Apogee. The Technology weight grew 3% through the addition of Esterline Technologies and price appreciation of existing holdings.

Along with the aforementioned sale of Vectren, we recently reduced Clayton Homes and Hon Industries, dropping them out of the top ten positions. USFreightways Corp. fell out due to a price decline. The four companies that moved in, Champion Enterprises, Joy Global, Precision Castparts, and Texas Industries, all did so through price appreciation.

The top 10 Fund holdings are listed below:

   Furniture Brands                 4.0%
   Maximus Inc                      3.8%
   Casey's General Store            3.1%
   Champion Enterprises             3.0%
   MPS Group                        2.9%
   Texas Industries                 2.8%
   Joy Global                       2.6%
   Spartech Corp                    2.6%
   Snap On Tools                    2.5%
   Precision Castparts              2.5%

SUMMARY

Despite a disappointing twelve month performance profile, we are very pleased with how well the Fund recently performed amidst the market's rally in the last quarter. While we were surprised by the speed of the turn in equity prices, we were not surprised by the magnitude of the advance.

As always, we appreciate your confidence and investment in the Opportunity Fund.

Regards,

/s/ David R. Milroy

David R. Milroy
Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                      Frontegra           Russell 2000        Russell 2000
     Date         Opportunity Fund           Index            Value Index
     ----         ----------------        ------------        -----------
    7/31/97*<F20>     $100,000             $100,000             $100,000
    9/30/97           $109,900             $109,774             $108,344
   12/31/97           $108,269             $106,098             $110,165
    3/31/98           $116,471             $116,770             $119,364
    6/30/98           $108,032             $111,325             $115,053
    9/30/98            $89,248              $88,898              $94,485
   12/31/98            $97,301             $103,396             $103,057
    3/31/99            $87,352              $97,787              $93,067
    6/30/99           $107,619             $112,994             $108,476
    9/30/99           $100,023             $105,851              $99,992
   12/31/99           $100,439             $125,375             $101,524
    3/31/00            $97,911             $134,257             $105,404
    6/30/00           $100,439             $129,182             $107,461
    9/30/00           $109,447             $130,610             $115,349
   12/31/00           $121,261             $121,587             $124,698
    3/31/01           $118,446             $113,677             $125,910
    6/30/01           $133,604             $129,920             $140,562
    9/30/01           $117,147             $102,910             $121,819
   12/31/01           $141,054             $124,610             $142,187
    3/31/02           $154,357             $129,573             $155,807
    6/30/02           $147,949             $118,751             $152,504
    9/30/02           $113,698              $93,339             $120,035
   12/31/02           $119,334              $99,085             $125,941
    3/31/03           $104,957              $94,634             $119,543
    6/30/03           $129,197             $116,802             $146,709

*<F20>  7/31/97 commencement of operations.

Portfolio Total Return**<F21>
FOR THE YEAR ENDED 6/30/03

ONE YEAR                        (12.67)%

FIVE YEAR
AVERAGE ANNUAL                     3.64%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     4.42%

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F21> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
June 30, 2003

Number of Shares                                                         Value
----------------                                                         -----
           COMMON STOCKS  99.8%

           Aerospace  2.6%
 38,100    BE Aerospace, Inc.*<F22>                                $   126,111
 14,600    Esterline Technologies Corp.*<F22>                          254,186
                                                                   -----------
                                                                       380,297
                                                                   -----------

           Apparel Manufacturer  1.9%
 29,300    Tommy Hilfiger Corp.*<F22>                                  270,732
                                                                   -----------

           Banks and Savings & Loans  11.1%
 17,000    Brookline Bancorp, Inc.                                     238,000
 22,100    The Colonial BancGroup, Inc.                                306,527
  9,300    Commercial Federal Corp.                                    197,160
 17,000    First Niagara Financial Group, Inc.                         237,320
  4,300    FirstFed Financial Corp.*<F22>                              151,747
 16,600    Local Financial Corp.*<F22>                                 239,704
 16,500    Sovereign Bancorp, Inc.                                     258,225
                                                                   -----------
                                                                     1,628,683
                                                                   -----------

           Building Products  7.0%
  7,400    Apogee Enterprises, Inc.                                     66,748
 14,800    Insituform Technologies, Inc.- Class A*<F22>                261,664
 17,200    NCI Building Systems, Inc.*<F22>                            287,240
 17,000    Texas Industries, Inc.                                      404,600
                                                                   -----------
                                                                     1,020,252
                                                                   -----------

           Chemicals  6.4%
 11,300    Albemarle Corp.                                             316,061
 11,050    Ferro Corp.                                                 248,956
 17,700    Spartech Corp.                                              375,417
                                                                   -----------
                                                                       940,434
                                                                   -----------

           Coal  2.0%
 21,600    Massey Energy Co.                                           284,040
                                                                   -----------

           Computers & Software  1.2%
 26,800    MSC.Software Corp.*<F22>                                    180,632
                                                                   -----------

           Consulting Services  3.8%
 20,100    MAXIMUS, Inc.*<F22>                                         555,363
                                                                   -----------

           Consumer Durables  2.5%
 12,700    Snap-on Inc.                                                368,681
                                                                   -----------

           Diversified Manufacturing  2.0%
 12,900    Sensient Technologies Corp.                                 296,571
                                                                   -----------

           Electronic Technology  5.3%
 12,500    Belden Inc.                                                 198,625
 27,400    CTS Corp.                                                   286,330
 28,800    KEMET Corp.*<F22>                                           290,880
                                                                   -----------
                                                                       775,835
                                                                   -----------

           Home Furnishings  6.1%
  8,600    Ethan Allen Interiors Inc.                                  302,376
 22,600    Furniture Brands International, Inc.*<F22>                  589,860
                                                                   -----------
                                                                       892,236
                                                                   -----------

           Housing  4.8%
 85,700    Champion Enterprises, Inc.*<F22>                            443,926
 21,100    Clayton Homes, Inc.                                         264,805
                                                                   -----------
                                                                       708,731
                                                                   -----------

           Human Resources  3.9%
  5,700    CDI Corp.*<F22>                                             147,972
 61,200    MPS Group, Inc.*<F22>                                       421,056
                                                                   -----------
                                                                       569,028
                                                                   -----------

           Industrial Services  1.9%
 17,400    Dycom Industries, Inc.*<F22>                                283,620
                                                                   -----------

           Insurance  0.9%
  5,000    ProAssurance Corp.*<F22>                                    134,950
                                                                   -----------

           Machinery  4.5%
 41,300    JLG Industries, Inc.                                        280,840
 25,600    Joy Global Inc.*<F22>                                       378,112
                                                                   -----------
                                                                       658,952
                                                                   -----------

           Metal Products  6.5%
 10,800    Mueller Industries, Inc.*<F22>                              292,788
 11,700    Precision Castparts Corp.                                   363,870
 10,000    Quanex Corp.                                                297,200
                                                                   -----------
                                                                       953,858
                                                                   -----------

           Networking Products  1.9%
  7,700    Black Box Corp.                                             278,740
                                                                   -----------

           Oil & Gas  2.0%
  7,700    Noble Energy, Inc.                                          291,060
                                                                   -----------

           Printing & Publishing  2.4%
 10,800    Banta Corp.                                                 349,596
                                                                   -----------

           Producer Manufacturing  3.8%
 39,200    Buckeye Technologies Inc.*<F22>                             266,560
  9,700    HON INDUSTRIES Inc.                                         295,850
                                                                   -----------
                                                                       562,410
                                                                   -----------

           Retailing & Restaurants  5.2%
 32,400    Casey's General Stores, Inc.                                458,136
  9,400    IHOP Corp.                                                  296,758
                                                                   -----------
                                                                       754,894
                                                                   -----------

           Rubber  2.4%
 19,800    Cooper Tire & Rubber Co.                                    348,282
                                                                   -----------

           Semiconductor Equipment  1.2%
 21,300    Credence Systems Corp.*<F22>                                180,411
                                                                   -----------

           Telecommunications Equipment  2.3%
 36,500    Andrew Corp.*<F22>                                          335,800
                                                                   -----------

           Transportation  4.2%
 11,200    Arkansas Best Corp.                                         266,448
 13,000    USF Corp.                                                   350,610
                                                                   -----------
                                                                       617,058
                                                                   -----------
           TOTAL COMMON STOCKS
             (cost $14,039,536)                                     14,621,146
                                                                   -----------

Principal Amount
----------------
           SHORT-TERM INVESTMENTS  0.7%

           Variable Rate Demand Notes  0.7%
$40,210    American Family Financial Services Inc., 0.8510%             40,210
 60,015    Wisconsin Corporate Central Credit Union, 0.6975%            60,015
                                                                   -----------
                                                                       100,225
                                                                   -----------

           TOTAL SHORT-TERM INVESTMENTS
             (cost $100,225)                                           100,225
                                                                   -----------

           TOTAL INVESTMENTS  100.5%
             (cost $14,139,761)                                     14,721,371

           Liabilities, less Other Assets  (0.5)%                      (66,210)
                                                                   -----------

           NET ASSETS  100.0%                                      $14,655,161
                                                                   -----------
                                                                   -----------

*<F22>  Non-income producing

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investments at value (cost $14,139,761)                            $14,721,371
Interest and dividend receivable                                         8,464
Receivable for investments sold                                         13,384
Receivable from Adviser                                                    973
Other assets                                                             1,500
                                                                   -----------
Total assets                                                        14,745,692
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                       65,491
Accrued expenses                                                        25,040
                                                                   -----------
Total liabilities                                                       90,531
                                                                   -----------
NET ASSETS                                                         $14,655,161
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $14,918,498
Undistributed net investment income                                     13,000
Undistributed net realized loss                                       (857,947)
Net unrealized appreciation on investments                             581,610
                                                                   -----------
NET ASSETS                                                         $14,655,161
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 556,653
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $26.33
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                                JUNE 30, 2003
                                                                -------------
INVESTMENT INCOME:
Dividends                                                        $   151,606
Interest                                                               2,979
                                                                 -----------
                                                                     154,585
                                                                 -----------

EXPENSES:
Investment advisory fees                                              90,819
Fund administration and accounting fees                               50,005
Audit fees                                                            15,305
Shareholder servicing fees                                            12,229
Custody fees                                                          10,837
Legal fees                                                            10,783
Federal and state registration fees                                    5,300
Directors' fees and related expenses                                   5,001
Reports to shareholders                                                4,148
Amortization of organizational costs                                     656
Other                                                                  1,005
                                                                 -----------
Total expenses before waiver and reimbursement                       206,088
Waiver and reimbursement of expenses by Adviser                      (80,339)
                                                                 -----------
Net expenses                                                         125,749
                                                                 -----------
NET INVESTMENT INCOME                                                 28,836
                                                                 -----------

REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investments                                    (535,747)
Change in net unrealized
  appreciation/depreciation on investments                        (1,811,268)
                                                                 -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                             (2,347,015)
                                                                 -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $(2,318,179)
                                                                 -----------
                                                                 -----------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2003       JUNE 30, 2002
                                                     -------------       -------------
OPERATIONS:
Net investment income                                 $    28,836         $    83,863
Net realized gain (loss) on investments                  (535,747)          3,327,152
Change in net unrealized
  appreciation/depreciation on investments             (1,811,268)           (974,890)
                                                      -----------         -----------
Net increase (decrease) in net assets
  resulting from operations                            (2,318,179)          2,436,125
                                                      -----------         -----------

DISTRIBUTIONS
 PAID FROM:
Net investment income                                     (71,225)            (66,837)
Net realized gain on investments                       (3,542,732)           (655,364)
                                                      -----------         -----------
Net decrease in net assets resulting
  from distributions paid                              (3,613,957)           (722,201)
                                                      -----------         -----------

CAPITAL SHARE
 TRANSACTIONS:
Shares sold                                             1,957,425           1,575,662
Shares issued to holders in
  reinvestment of distributions                         3,608,707             722,201
Shares redeemed                                        (2,060,710)         (5,317,325)
                                                      -----------         -----------
Net increase (decrease) in net assets resulting
  from capital share transactions                       3,505,422          (3,019,462)
                                                      -----------         -----------

TOTAL DECREASE IN NET ASSETS                           (2,426,714)         (1,305,538)
                                                      -----------         -----------

NET ASSETS:
Beginning of period                                    17,081,875          18,387,413
                                                      -----------         -----------
End of period
  (includes undistributed
  net investment income of
  $13,000 and $62,841, respectively)                  $14,655,161         $17,081,875
                                                      -----------         -----------
                                                      -----------         -----------

See notes to financial statements.

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS

                                                                                                           EIGHT
                                                YEAR           YEAR           YEAR           YEAR          MONTHS          YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                                                2003           2002           2001           2000           1999           1998
                                              --------       --------       --------       --------       --------     -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $39.48         $37.02         $28.21         $32.02         $27.93         $32.22

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.03           0.16           0.42           0.27           0.07           0.26
Net realized and unrealized
  gain (loss) on investments                    (5.61)          3.73           8.84          (2.44)          4.23          (4.52)
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                         (5.58)          3.89           9.26          (2.17)          4.30          (4.26)
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.15)         (0.13)         (0.45)         (0.22)         (0.21)         (0.03)
From net realized gain
  on investments                                (7.42)         (1.30)            --          (1.42)            --             --
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (7.57)         (1.43)         (0.45)         (1.64)         (0.21)         (0.03)
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                                $26.33         $39.48         $37.02         $28.21         $32.02         $27.93
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN(1)<F23>                         (12.67)%         10.74%         33.02%        (6.67)%         15.49%       (13.24)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                              $14,655        $17,082        $18,387        $18,204        $17,211         $6,827
Ratio of expenses to
  average net assets(2)<F24>(3)<F25>            0.90%          0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment
  income to average
  net assets(2)<F24>(3)<F25>                    0.21%          0.44%          1.05%          0.97%          1.00%          0.92%
Portfolio turnover rate(1)<F23>                   44%            64%            81%            64%            38%            54%

(1)<F23>  Not annualized for periods less than a full year.
(2)<F24> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.47%, 1.28%, 1.33%, 1.44%, 1.73% and 2.53%
          and the ratio of net investment income (loss) to average net assets would have been (0.36)%, 0.06%, 0.62%, 0.43%, 0.17% and (0.71)% for the periods ended June 30, 2003, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(3)<F25>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                  GROWTH FUND

REPORT FROM NORTHERN CAPITAL MANAGEMENT, LLC:

This represents the last shareholder letter you will receive from the Frontegra Growth Fund. The Fund will be closing in September 2003. Since its inception, the Frontegra Growth Fund has been operated by Frontegra Asset Management, Inc. (Frontegra) with Northern Capital acting as the investment sub-advisor. Frontegra and Northern Capital determined that it was in the best interest of the Fund and its shareholders to close the Fund. You will receive more information about the decision to close the Fund and your options as a shareholder in a separate mailing.

PERFORMANCE OVERVIEW

The U.S. equity market came roaring back to life in the first half of 2003, as the S&P 500 rose 11.84% and the Russell 1000 Growth index rose 13.09%. As we discussed in our last letter to you, we expected a recovery in stock prices and the Fund was well positioned to take advantage of the rally. During the first six months of the calendar year, our Fund rose 14.30%, nicely ahead of the market indices. This kind of quick reversal in sentiment reinforces the importance of consistently following our investment process - which allowed us to be proactive in getting ahead of the market's climb. For the Fund's fiscal year, the Frontegra Growth Fund outperformed the indices with a return of 4.89%.

                                        SIX MONTHS     12 MONTHS
                                      12/02 TO 6/03   6/02 TO 6/03
                                      -------------   ------------
   FRONTEGRA GROWTH FUND                  14.30%         4.89%
   S&P 500 Index                          11.84%         0.32%
   Russell 1000 Growth Index              13.09%         2.94%
   Fund vs. S&P 500                       +2.46%        +4.57%
   Fund vs. Russell Growth Index          +1.21%        +1.95%

The rally in stocks over the past several months began as a result of the positive news flow from the Middle East. The military operation in Iraq was relatively quick and effective. The regime was toppled, and the first oil exports began to flow in June. A consistent flow of Iraqi oil to the world markets will result in lower and more stable global oil prices, in addition to providing the necessary cash to finance the rebuilding of Iraq. While much work remains to be done, the good news from overseas has helped to ease investor concerns about future economic growth and global stability.

As the focus shifted from war to economic and corporate news, investors received positive news on that front as well. First quarter S & P 500 earnings rose approximately 11%, which was well ahead of expectations. While we had been expecting favorable news, we were quite impressed by the strength of Q1 earnings growth. This was further reinforced by Q2 earnings, which as of this writing were also coming in well ahead of expectations. We believe corporate earnings growth will continue to surprise investors, as analysts commonly underestimate the operating leverage that many companies will demonstrate as the economy begins to recover in earnest.

Additional good news came when President Bush's tax cut plan was passed. While the long-term effects of the plan are unclear, it is certain that the near-term impact will be to stimulate spending and improve the strength of the economy for the second half of the year. This tax cut, combined with the Federal Reserve Board's continued support of low interest rates, makes it likely that the economy will continue to gather steam as we finish the year.

The second quarter rally was impressively broad-based, both with respect to sector performance and across the market capitalization spectrum. One investment theme so far this year is that many of the best performers were solid companies whose stock prices were depressed by (overblown) fears during the recession. Stocks we own such as Cendant, Home Depot, Liberty Media, and AOL Time Warner are good examples of this phenomenon - all are up significantly this year after a prolonged period of weakness. Our stock selection process is founded on fundamental research - understanding a company's earnings prospects, assessing its competitive advantages as a means of valuing the future earnings growth, and being opportunistic in buying and holding these companies when these prospects are not reflected in the price of the stock. The rewarding bounce our portfolios have realized in 2003 is a direct result of being true to our process.

OUTLOOK

We continue to believe that our focus on high quality, market leading companies selling at attractive valuations will allow us to outperform the market in most environments. We also have not forgotten the lessons learned in 2002, and continue to monitor sentiment and technical factors more closely in an effort to avoid buying good companies at prices we believe to be attractive, only to find that we were too early.

We expect economic growth to continue to improve, helping to sustain the recovery in corporate earnings. We also expect interest rates to remain reasonably low for the foreseeable future, which should continue to encourage a rotation of capital back towards stocks. While some period of consolidation during the summer months could occur, we are confident that the bear market has finally ended, and a period of more normal stock returns lies ahead.

PORTFOLIO CHARACTERISTICS

The Fund's characteristics reflect our commitment to disciplined growth stock investing. The portfolio has better historical sales growth rates than the market (14% versus 8%) and better expected EPS growth over the next year (16% versus 12%). Reflective of our tilt towards companies that will see earnings recover from an improving economy, the P/E is slightly higher than the S&P 500 (21x vs. 18x).

From a sector weighting standpoint, we have overweighted positions in the healthcare, technology and the media sectors. The sector that is most significantly underweighted is the Consumer Staples sector. This positioning is consistent with our belief that the biggest earnings increases will come out of sectors with the most exposure to an improving economy.

       TEN LARGEST HOLDINGS AS OF 6/30/03

       NAME                         TICKER      POSITION SIZE
       ----                         ------      -------------
       Pfizer                        PFE             4.5%
       Microsoft                     MSFT            4.0%
       Allergan                      AGN             3.6%
       Cendant                        CD             3.5%
       American Intl Group           AIG             3.3%
       Liberty Media                  L              3.2%
       Intel                         INTC            3.0%
       AOL Time Warner               AOL             3.0%
       Washington Mutual              WM             3.0%
       Pepsico                       PEP             2.9%

We want to thank you for your support through the years, and if you have any questions regarding the closing of the Fund, please do not hesitate to call.

Sincerely,

/s/ Daniel T. Murphy       /s/ Brian A. Hellmer         /s/ Stephen L. Hawk

Daniel T. Murphy, CFA      Brian A. Hellmer, CFA        Stephen L. Hawk, Ph.D.
President and Chief        Director of Research         Chairman and
Investment Officer         Northern Capital             Chief Executive Officer
Northern Capital             Management, LLC            Northern Capital
  Management, LLC          brian.hellmer@norcap.com       Management, LLC
dan.murphy@norcap.com                                   steve.hawk@norcap.com

INVESTMENT HIGHLIGHTS
Growth of a $10,000 Investment

          Date             Frontegra Growth Fund            S&P 500 Index
          ----             ---------------------            -------------
         3/18/98*<F26>            $10,000                      $10,000
         3/31/98                  $10,110                      $10,152
         6/30/98                  $10,200                      $10,488
         9/30/98                   $8,580                       $9,444
        12/31/98                  $10,894                      $11,456
         3/31/99                  $11,314                      $12,026
         6/30/99                  $11,945                      $12,874
         9/30/99                  $11,264                      $12,070
        12/31/99                  $13,616                      $13,866
         3/31/00                  $14,179                      $14,184
         6/30/00                  $13,777                      $13,807
         9/30/00                  $13,948                      $13,673
        12/31/00                  $12,322                      $12,603
         3/31/01                  $11,696                      $11,109
         6/30/01                  $12,599                      $11,759
         9/30/01                  $10,393                      $10,033
        12/31/01                  $12,259                      $11,105
         3/31/02                  $11,076                      $11,136
         6/30/02                   $8,947                       $9,644
         9/30/02                   $7,446                       $7,978
        12/31/02                   $8,211                       $8,651
         3/31/03                   $7,963                       $8,378
         6/30/03                   $9,385                       $9,668

*<F26>  3/18/98 commencement of operations.

Portfolio Total Return**<F27>
FOR THE YEAR ENDED 6/30/03
-----------------------------

ONE YEAR                           4.89%

FIVE YEAR
AVERAGE ANNUAL                   (1.65)%

SINCE COMMENCEMENT
AVERAGE ANNUAL                   (1.19)%

This chart assumes an initial gross investment of $10,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F27> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
June 30, 2003

Number of Shares                                                         Value
----------------                                                         -----
            COMMON STOCKS  96.6%

            Advertising  1.5%
   3,225    Omnicom Group Inc.                                     $   231,233
                                                                   -----------

            Aerospace  2.0%
   4,225    General Dynamics Corp.                                     306,312
                                                                   -----------

            Banks and Savings & Loans  4.9%
   6,875    State Street Corp.                                         270,875
   2,100    Synovus Financial Corp.                                     45,150
  10,525    Washington Mutual, Inc.                                    434,683
                                                                   -----------
                                                                       750,708
                                                                   -----------

            Computers & Software  10.8%
  19,400    BEA Systems, Inc.*<F28>                                    211,266
  11,450    Dell Computer Corp.*<F28>                                  364,568
   7,175    Hewlett-Packard Co.                                        152,827
   6,650    Intuit Inc.*<F28>                                          296,523
  23,700    Microsoft Corp.                                            607,668
   5,475    Seagate Technology, Inc. Tax Refund Right                       --
                                                                   -----------
                                                                     1,632,852
                                                                   -----------

            Cosmetics & Toiletries  1.7%
   4,400    Colgate-Palmolive Co.                                      254,980
                                                                   -----------

            Data Processing  3.7%
   6,900    First Data Corp.                                           285,936
   7,775    Fiserv, Inc.*<F28>                                         276,868
                                                                   -----------
                                                                       562,804
                                                                   -----------

            Electronic Components  4.9%
  26,925    Flextronics International Ltd.*<F28>                       280,828
  22,050    Intel Corp.                                                458,287
                                                                   -----------
                                                                       739,115
                                                                   -----------

            Financial  3.3%
  33,375    The Charles Schwab Corp.                                   336,754
   8,275    MBNA Corp.                                                 172,451
                                                                   -----------
                                                                       509,205
                                                                   -----------

            Food & Beverages  2.9%
   9,750    PepsiCo, Inc.                                              433,875
                                                                   -----------

            Insurance  3.3%
   8,975    American International Group, Inc.                         495,240
                                                                   -----------

            Media & Entertainment  6.2%
  28,025    AOL Time Warner Inc.*<F28>                                 450,922
  42,300    Liberty Media Corp. - Class A*<F28>                        488,988
                                                                   -----------
                                                                       939,910
                                                                   -----------

            Medical Instruments  4.3%
   5,800    Boston Scientific Corp.*<F28>                              354,380
   4,250    Stryker Corp.                                              294,822
                                                                   -----------
                                                                       649,202
                                                                   -----------

            Medical Laboratories & Research  6.1%
   4,400    Amgen Inc.*<F28>                                           292,336
  12,150    Baxter International Inc.                                  315,900
   4,925    Quest Diagnostics Inc.*<F28>                               314,215
                                                                   -----------
                                                                       922,451
                                                                   -----------

            Multi-Sector Companies  5.9%
  27,200    Cendant Corp.*<F28>                                        498,304
  13,725    General Electric Co.                                       393,633
                                                                   -----------
                                                                       891,937
                                                                   -----------

            Oil & Gas  3.0%
   3,925    Devon Energy Corp.                                         209,595
   5,950    Weatherford International Ltd.*<F28>                       249,305
                                                                   -----------
                                                                       458,900
                                                                   -----------

            Pharmaceuticals  17.1%
   7,000    Allergan, Inc.                                             539,700
  14,325    Bristol-Myers Squibb Co.                                   388,924
   7,700    Forest Laboratories, Inc.*<F28>                            421,575
   3,150    Genentech, Inc.*<F28>                                      227,178
   9,450    McKesson Corp.                                             337,743
  19,975    Pfizer Inc.                                                682,146
                                                                   -----------
                                                                     2,597,266
                                                                   -----------

            Retailing  7.9%
  10,650    The Home Depot, Inc.                                       352,728
   7,525    Kohl's Corp.*<F28>                                         386,635
   3,100    Lowe's Companies, Inc.                                     133,145
  10,850    Walgreen Co.                                               326,585
                                                                   -----------
                                                                     1,199,093
                                                                   -----------

            Semiconductor Equipment  4.3%
  12,000    Applied Materials, Inc.*<F28>                              190,080
   8,525    Microchip Technology, Inc.                                 210,994
  14,275    Texas Instruments, Inc.                                    251,240
                                                                   -----------
                                                                       652,314
                                                                   -----------

            Telecommunications  2.8%
  11,950    QUALCOMM Inc.                                              429,483
                                                                   -----------

            TOTAL COMMON STOCKS
              (cost $13,594,993)                                    14,656,880
                                                                   -----------

Principal Amount
----------------
            SHORT-TERM INVESTMENTS  2.4%

            Variable Rate Demand Notes  2.4%
$226,524    American Family Financial Services Inc., 0.8510%           226,524
 137,529    Wisconsin Corporate Central Credit Union, 0.6975%          137,529
                                                                   -----------
                                                                       364,053
                                                                   -----------

            TOTAL SHORT-TERM INVESTMENTS
              (cost $364,053)                                          364,053
                                                                   -----------

            TOTAL INVESTMENTS  99.0%
              (cost $13,959,046)                                    15,020,933

            Other Assets, less Liabilities  1.0%                       152,584
                                                                   -----------

            NET ASSETS  100.0%                                     $15,173,517
                                                                   -----------
                                                                   -----------

*<F28>  Non-income producing

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investments at value (cost $13,959,046)                            $15,020,933
Interest and dividend receivable                                         7,895
Receivable for investments sold                                        170,336
Receivable from Adviser                                                  2,219
Other assets                                                             5,673
                                                                   -----------
Total assets                                                        15,207,056
                                                                   -----------

LIABILITIES:
Accrued expenses                                                        24,671
                                                                   -----------
Total liabilities                                                       24,671
                                                                   -----------
NET ASSETS                                                         $15,182,385
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $19,735,409
Undistributed net investment income                                     30,053
Undistributed net realized loss                                     (5,644,964)
Net unrealized appreciation on investments                           1,061,887
                                                                   -----------
NET ASSETS                                                         $15,182,385
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               1,666,476
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE           $9.11
                                                                         -----
                                                                         -----

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                                JUNE 30, 2003
                                                                -------------
INVESTMENT INCOME:
Dividends                                                        $   136,211
Interest                                                               6,239
                                                                 -----------
                                                                     142,450
                                                                 -----------

EXPENSES:
Investment advisory fees                                             111,897
Fund administration and accounting fees                               49,758
Federal and state registration fees                                   23,464
Shareholder servicing fees                                            15,973
Audit fees                                                            15,303
Legal fees                                                            12,824
Custody fees                                                           8,578
Reports to shareholders                                                5,181
Directors' fees and related expenses                                   5,000
Other                                                                  1,003
                                                                 -----------
Total expenses before waiver and reimbursement                       248,981
Waiver and reimbursement of expenses by Adviser                     (137,085)
                                                                 -----------
Net expenses                                                         111,896
                                                                 -----------
NET INVESTMENT INCOME                                                 30,554
                                                                 -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                  (2,612,365)
Change in net unrealized
  appreciation/depreciation on investments                         3,177,691
                                                                 -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                                565,326
                                                                 -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $   595,880
                                                                 -----------
                                                                 -----------

See notes to financial statements.

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2003    JUNE 30, 2002
                                                 -------------    -------------
OPERATIONS:
Net investment income                              $    30,554     $    27,241
Net realized loss on investments                    (2,612,365)     (2,796,108)
Change in net unrealized
  appreciation/depreciation on investments           3,177,691      (3,064,606)
                                                   -----------     -----------
Net increase (decrease) in net assets
  resulting from operations                            595,880      (5,833,473)
                                                   -----------     -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                  (24,919)        (31,018)
Net realized gain on investments                            --         (13,493)
                                                   -----------     -----------
Net decrease in net assets resulting
  from distributions paid                              (24,919)        (44,511)
                                                   -----------     -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                          2,828,476       6,003,099
Shares issued to holders in
  reinvestment of distributions                         24,246          43,355
Shares redeemed                                     (3,737,163)     (1,608,114)
                                                   -----------     -----------
Net increase (decrease) in net assets resulting
  from capital share transactions                     (884,441)      4,438,340
                                                   -----------     -----------

TOTAL DECREASE IN NET ASSETS                          (313,480)     (1,439,644)
                                                   -----------     -----------

NET ASSETS:
Beginning of period                                 15,495,865      16,935,509
                                                   -----------     -----------
End of period
  (includes undistributed
  net investment income of
  $30,053 and $24,890, respectively)               $15,182,385     $15,495,865
                                                   -----------     -----------
                                                   -----------     -----------

See notes to financial statements.

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                                                                                           EIGHT
                                                YEAR           YEAR           YEAR           YEAR          MONTHS         PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                              JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                                                2003           2002           2001           2000           1999       1998(1)<F29>
                                              --------       --------       --------       --------       --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $ 8.70         $12.27         $13.69         $11.93         $ 9.29         $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                            0.02           0.01           0.02             --(5)<F33>   0.01           0.01
Net realized and unrealized
  gain (loss) on investments                     0.40          (3.55)         (1.20)          1.82           2.64          (0.72)
                                               ------         ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                          0.42          (3.54)         (1.18)          1.82           2.65          (0.71)
                                               ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                      (0.01)         (0.02)            --(5)<F33>  (0.01)         (0.01)            --
From net realized gain
  on investments                                   --          (0.01)         (0.24)         (0.05)            --             --
                                               ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                        (0.01)         (0.03)         (0.24)         (0.06)         (0.01)            --
                                               ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                                $ 9.11         $ 8.70         $12.27         $13.69         $11.93         $ 9.29
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN(2)<F30>                            4.89%       (28.98)%        (8.55)%         15.33%         28.58%        (7.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                              $15,174        $15,496        $16,936        $16,258         $4,619         $2,343
Ratio of expenses to
  average net assets(3)<F31>(4)<F32>            0.80%          0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment
  income to average
  net assets(3)<F31>(4)<F32>                    0.22%          0.16%          0.19%          0.05%          0.16%          0.28%
Portfolio turnover rate(2)<F30>                   93%           186%           219%           213%           106%            67%

(1)<F29>  Commenced operations on March 18, 1998.
(2)<F30>  Not annualized for periods less than a full year.
(3)<F31> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.78%, 1.59%, 1.54%, 1.89%, 4.52% and 9.23%, and the ratio of net investment loss to average net assets would have been (0.76)%, (0.63)%, (0.55)%, (1.04)%, (3.56)% and (8.15)% for the
          periods ended June 30, 2003, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(4)<F32>  Annualized.
(5)<F33>  Less than one cent per share.

See notes to financial statements.

                                   FRONTEGRA
                                  HORIZON FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, LLC:

We are excited about the last year's launch of the Frontegra Horizon Fund. The Horizon Fund is off to a strong start, returning 30.40% since its August 30, 2002 inception, compared to 16.15% for the Russell 2000, a proxy for small stocks. Even in this short period, the Fund exhibited its "all-weather" nature by protecting returns while the market was under pressure and outperforming while the market was improving.

Since the Fund is still relatively new to the Frontegra family of funds, we thought it would be instructive to review our investment process and provide a brief outlook for the Fund and for equities in general.

INVESTMENT PHILOSOPHY

   o Our portfolio management process is rooted in financial principles of the CFROI(R) Valuation Framework (CFROI is a registered trademark in the United States of Credit Suisse First Boston or its subsidiaries or affiliates.)

   Those basic principles are that:

   o Reported accounting data is misleading due to distortions in the income statement and balance sheet.

   o CFROI (cash flow return on investment) eliminates accounting distortions and measures the real economic return of a business.

   o  CFROI and growth drive the near term net cash receipts of a business.

   o Sustainability of CFROI and growth drives the long-term net cash receipts of a business.

   o Over the long term, CFROI and growth fade towards the long-term competitive average (life cycle fade).

   o Life cycle fade recognizes that companies go through different stages over time. Those stages include Development, Growth, Maturity and Decline.

   o The value of a company is the present value of the net cash receipts generated from its existing business plus the present value of the net cash receipts generated from future investments.

   o  Companies deliver excess returns to shareholders when they:

      - Invest capital consistent with wealth creation principles

      - Deliver future CFROI and growth in excess of current market expectations.

Our investment discipline relies on the above principles to construct portfolios likely to deliver attractive risk adjusted returns. To achieve this goal we focus on stock selection and risk control.

STOCK SELECTION PROCESS

IronBridge's stock selection process begins with a proprietary process of determining where a company is in its life cycle. The life cycle position determines our path of research in terms of which "value drivers" are most important to future wealth creation. With our proprietary ranking system, we screen thousands of companies to identify the most attractive companies within each life cycle class. Among the most attractive screened companies we then determine whether capital investment is consistent with wealth creation. This process produces a manageable list of companies for which we apply extensive valuation work to determine whether the company is likely to beat CFROI and growth expectations embedded in the current share price. We like to buy companies whose management action is consistent with wealth creation and that are likely to beat expectations built into the current share price. Our core investment approach strives to own the best of "growth" stocks and the best of "value" stocks.

RISK CONTROL

In order to control risk, no single holding exceeds 5% of the portfolio. Additionally, the portfolio employs a proprietary "dual diversification" strategy, which diversifies holdings across industries and economic life cycle. The portfolio will not overweight or underweight any industry or life cycle class by more than 5%. We diversify across industries because we can't forecast market sentiment or industry winners and losers. We diversify across "Life Cycle" because sentiment also shifts between "growth" and "value" styles. Our research shows that traditionally defined "growth" or "value" portfolios perform about the same over the long term, but in the near term they experience significant volatility relative to each other. We believe Life Cycle diversification provides a "bridge" linking the two styles and lowering portfolio volatility. Our thesis is that "dual diversification" will force our excess return to come from stock selection, not industry selection or style selection and result in high information ratios.

PORTFOLIO OUTLOOK AND STRATEGY

Several early stage growth companies currently in the Fund are innovative, operate in niche growth markets, and have the potential to disrupt larger, less nimble competitors. In researching these companies, our team looks at the capitalized value of R&D plus cash, and we compare that value to the market value of the company. In order to assess the financial risk, we determine how long the company can operate without raising more cash. We then look at the vision of the top management, the markets they want to grow into or revolutionize, and their overall competitive position. If we can find solid companies that are cheap and we can get a 5-to10 times potential upside move, we might invest, but only in very small weights (usually 0.5%) in order to control risk and portfolio volatility. We expect only a few big winners, but that is all it takes to get a meaningful and positive impact on the portfolio.

IRONBRIDGE INNOVATORS (INNOVATION)
American Supercomputer (140x power & speed of copper)
Syntroleum (Gas to liquids / synthetic oil)
Intuitive Surgical (Robotic surgery / minimally invasive)
Stamps.com (Internet postage)
TiVo (On-demand video)
Thoratic (Artificial heart devices)
Cryolife (Bio-glue, human transplant tissue)
Aksys (In-home dialysis)
Identix (Biometric identification)
Macrovision (Copyright protection devices)
LeapFrog (Edu-tainment)
Symyx Technologies (Material discovery)

Small companies continue to perform well relative to large companies. Innovative companies with developing business models are leading the way. A bearish thesis might interpret this fact as evidence that investors have again become "irrational", and the market has returned to the speculative bubble of the late 90's. A bullish interpretation might conclude that massive capital raised in the 90's funded an incredible amount of innovation, which is causing tremendous disruption within the economy and changing the competitive landscape to the benefit of small innovative companies. The history of capitalism favors the latter. Our life cycle diversification strategy ensures that we will participate in the wealth created if our thesis is correct. IronBridge's risk controls, which include life cycle specific company weights, and dual diversification across both life cycle and industry, should keep our risk of under-performing the benchmark low if our thesis is wrong.

OUTLOOK

What's next? Is this a new bull market or a bear market rally? Answer: long-term, we are bullish, near-term, there is a high degree of uncertainty.

The bulls point to: An accommodative Federal Reserve Bank; a pick up in capital spending; an increase in consumer confidence; the stimulative effect of the Bush tax cut; the solid improvement in quarterly corporate earnings; and the rise in stock prices as evidence that the bear market is now behind us.

The bears counter and suggest: The accommodative Fed is proof that the U.S. is on the verge of a Japan-style deflation crisis; stubbornly high unemployment means that the economy is not growing or creating jobs; corporate earnings improved due to cost cutting (not top line growth), which is not sustainable; and the 30% move from the March low is a bear market rally like the dozens during the Japanese 15-year bear market.

As we try to reconcile seemingly contradictory data, it occurs to us that it is possible that economic growth could remain slow, that big mature, economic sensitive stocks could tread water or even fall for the next several years. However, unlike Japan, a tremendous amount of wealth could still be created. The super-bear deflationary spiral scenario is unlikely because the U.S. is different from Japan in two very important ways: 1) capital formation, and 2) flexible labor and capital markets. Therefore, we believe...

It is possible that we are in a period of disruption, where small niche growth markets are disrupting big established markets, resulting in low aggregate growth but causing major shifts within the economy, thereby favoring small innovative companies at the expense of large, less nimble companies that participate in over-capitalized markets.

SUMMARY

Our thesis goes like this: The low cost capital of the 90's funded a tremendous amount of innovation. Yes, investors overpaid for "potential profit" in the late 90's, and yes, the bubble burst. Recently, the portfolio has benefited primarily from a surge in early life cycle companies. Now, some of the most innovative companies left standing could be on the verge of exploding to the upside, as capital raised at an absurdly cheap price has been deployed into R&D, which is just now being converted into real products and business models that are obsoleting, or significantly disrupting, big, slow mature businesses and business models. It would not be the first time that this has happened. In fact, this chain of events is an inherent and necessary part of the process of capitalism.

We are very excited about the prospects for the Horizon Fund. We appreciate your confidence in our approach and style of investing in small cap stocks and look forward to a long and mutually beneficial relationship with our shareholders.

Regards,

/s/ Christopher Faber

Christopher Faber
IronBridge Capital Management, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

        Date            Frontegra Horizon Fund           Russell 2000 Index
        ----            ----------------------           ------------------
      8/30/2002*<F34>          $100,000                       $100,000
      8/31/2002                $100,000                       $100,000
      9/30/2002                 $95,200                        $92,820
     10/31/2002                $100,300                        $95,796
     11/30/2002                $108,700                       $104,345
     12/31/2002                $106,200                        $98,535
      1/31/2003                $103,500                        $95,807
      2/28/2003                $101,700                        $92,912
      3/31/2003                $104,500                        $94,109
      4/30/2003                $114,400                       $103,032
      5/31/2003                $125,500                       $114,088
      6/30/2003                $130,400                       $116,153

*<F34>  8/30/02 commencement of operations.

Portfolio Total Return**<F35>
FOR THE PERIOD ENDED 6/30/03
-----------------------------

SINCE COMMENCEMENT                 30.40%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F35> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Horizon Fund
SCHEDULE OF INVESTMENTS
June 30, 2003

Number of Shares                                                         Value
----------------                                                         -----
                COMMON STOCKS  95.8%

                Aerospace  2.9%
      18,795    DRS Technologies, Inc.*<F36>                       $   524,756
      62,580    Herley Industries, Inc.*<F36>                        1,062,608
                                                                   -----------
                                                                     1,587,364
                                                                   -----------

                Apparel Manufacturer  1.2%
      15,595    Oxford Industries, Inc.                                647,504
                                                                   -----------

                Audio/Video Products  1.1%
       7,700    Harman International Industries, Inc.                  609,378
                                                                   -----------

                Banks and Savings & Loans  10.1%
      13,889    BOK Financial Corp.*<F36>                              535,699
      12,140    Cathay Bancorp, Inc.                                   541,201
       6,975    Community Bank System, Inc.                            265,050
      19,190    Community First Bankshares, Inc.                       523,887
      33,010    First Bancorp.                                         906,124
      26,180    Fulton Financial Corp.                                 520,197
      16,158    Pacific Capital Bancorp                                566,338
       8,910    R&G Financial Corp. - Class B                          264,627
      22,922    Texas Regional Bancshares, Inc. - Class A              795,393
      18,375    United Bankshares, Inc.                                526,444
                                                                   -----------
                                                                     5,444,960
                                                                   -----------

                Biomedical  4.5%
      63,070    Aksys, Ltd.*<F36>                                      816,756
      54,100    CryoLife, Inc.*<F36>                                   559,935
      84,780    Interpore International, Inc.*<F36>                  1,079,249
                                                                   -----------
                                                                     2,455,940
                                                                   -----------

                Biotechnology  4.6%
       8,515    Celgene Corp.*<F36>                                    258,856
      17,290    Cell Genesys, Inc.*<F36>                               149,386
      73,500    Embrex, Inc.*<F36>                                     749,700
      36,230    Exelixis, Inc.*<F36>                                   251,436
      23,940    Isis Pharmaceuticals, Inc.*<F36>                       126,882
      28,230    Ligand Pharmaceuticals Inc. - Class B*<F36>            383,646
      28,751    Neurogen Corp.*<F36>                                   131,105
      16,730    Telik, Inc.*<F36>                                      268,851
      34,090    Vical Inc.*<F36>                                       148,291
                                                                   -----------
                                                                     2,468,153
                                                                   -----------

                Building Contractor  1.0%
       6,635    Centex Corp.                                           516,137
                                                                   -----------

                Chemicals  4.2%
      18,365    Cabot Corp.                                            527,076
      74,210    Methanex Corp.                                         793,231
      59,010    Symyx Technologies, Inc.*<F36>                         963,043
                                                                   -----------
                                                                     2,283,350
                                                                   -----------

                Computers & Software  9.4%
      40,860    Activision, Inc.*<F36>                                 527,911
      24,260    CACI International Inc. - Class A*<F36>                832,118
     144,715    Cray, Inc.*<F36>                                     1,143,249
      38,425    DocuCorp International, Inc.*<F36>                     254,758
      32,160    Overland Storage, Inc.*<F36>                           654,134
      65,315    Synaptics Inc.*<F36>                                   879,140
      65,710    TiVo Inc.*<F36>                                        800,348
                                                                   -----------
                                                                     5,091,658
                                                                   -----------

                E-Commerce  0.3%
      36,460    Stamps.com Inc.*<F36>                                  175,008
                                                                   -----------

                Electronic Components & Technology  4.2%
      42,885    Cubic Corp.                                            952,905
      32,280    InVision Technologies, Inc.*<F36>                      802,158
      50,725    KEMET Corp.*<F36>                                      512,322
                                                                   -----------
                                                                     2,267,385
                                                                   -----------

                Energy  3.5%
      59,470    DQE, Inc.                                              896,213
      51,820    Headwaters Inc.*<F36>                                  761,236
      96,475    Syntroleum Corp.*<F36>                                 256,623
                                                                   -----------
                                                                     1,914,072
                                                                   -----------

                Financial  3.6%
      19,020    A.G. Edwards, Inc.                                     650,484
      17,432    Doral Financial Corp.                                  778,339
      10,865    Jefferies Group, Inc.                                  540,968
                                                                   -----------
                                                                     1,969,791
                                                                   -----------

                Identification Systems  2.2%
     100,185    Identix Inc.*<F36>                                     636,175
     102,755    Viisage Technology, Inc.*<F36>                         526,106
                                                                   -----------
                                                                     1,162,281
                                                                   -----------

                Instruments of Measurement  4.4%
      23,460    Analogic Corp.                                       1,143,910
      33,215    BEI Technologies, Inc.                                 398,580
      35,970    Trimble Navigation Ltd.*<F36>                          824,792
                                                                   -----------
                                                                     2,367,282
                                                                   -----------

                Insurance  1.9%
      18,435    Arthur J. Gallagher & Co.                              501,432
      16,687    Fidelity National Financial, Inc.                      513,292
                                                                   -----------
                                                                     1,014,724
                                                                   -----------

                Machinery  1.3%
      42,675    Stewart & Stevenson Services, Inc.                     672,131
                                                                   -----------

                Medical Instruments  5.6%
      24,050    Cyberonics, Inc.*<F36>                                 517,316
      95,215    Intuitive Surgical, Inc.*<F36>                         721,730
      26,110    Techne Corp.*<F36>                                     792,177
      66,450    Thoratec Corp.*<F36>                                   990,105
                                                                   -----------
                                                                     3,021,328
                                                                   -----------

                Motion Pictures & Services  1.6%
      44,300    Macrovision Corp.*<F36>                                882,456
                                                                   -----------

                Oil & Gas  5.4%
      23,425    Cabot Oil & Gas Corp.                                  646,764
      31,110    Energen Corp.                                        1,035,963
      42,095    Frontier Oil Corp.                                     639,844
       2,760    Holly Corp.                                             76,176
      30,025    Nuevo Energy Co.*<F36>                                 523,936
                                                                   -----------
                                                                     2,922,683
                                                                   -----------

                Optical Supplies  1.9%
      88,300    Oakley, Inc.*<F36>                                   1,039,291
                                                                   -----------

                Paper  1.0%
      46,160    Wausau-Mosinee Paper Corp.                             516,992
                                                                   -----------

                Pharmaceuticals  1.2%
      23,560    CIMA Labs Inc.*<F36>                                   633,528
                                                                   -----------

                Real Estate Investment Trust  1.7%
      54,755    Corporate Office Properties Trust                      927,002
                                                                   -----------

                Retailing & Restaurants  3.4%
      23,215    Bob Evans Farms, Inc.                                  641,430
      25,740    Sonic Corp.*<F36>                                      654,568
      26,340    Too Inc.*<F36>                                         533,385
                                                                   -----------
                                                                     1,829,383
                                                                   -----------

                Schools  2.4%
      19,170    Bright Horizons Family Solutions, Inc.*<F36>           643,346
      12,515    Education Management Corp.*<F36>                       665,548
                                                                   -----------
                                                                     1,308,894
                                                                   -----------

                Scientific Instruments  1.0%
      15,380    Varian Inc.*<F36>                                      533,225
                                                                   -----------

                Semiconductor Equipment  0.6%
      43,780    Nanometrics Inc.*<F36>                                 309,962
                                                                   -----------

                Superconductor Equipment  0.2%
      13,545    American Superconductor Corp.*<F36>                     78,967
                                                                   -----------

                Telecommunications  5.9%
      47,245    Applied Signal Technology, Inc.                        803,165
      61,600    Newport Corp.*<F36>                                    911,680
      26,714    Tollgrade Communications, Inc*<F36>                    498,216
      27,880    UTStarcom, Inc.*<F36>                                  991,692
                                                                   -----------
                                                                     3,204,753
                                                                   -----------

                Tobacco  0.3%
      25,535    DIMON Inc.                                             182,831
                                                                   -----------

                Toys  2.2%
      37,875    Leapfrog Enterprises, Inc.*<F36>                     1,204,804
                                                                   -----------

                Transportation  1.0%
      12,635    Teekay Shipping Corp.                                  542,041
                                                                   -----------

                TOTAL COMMON STOCKS
                  (cost $46,095,465)                                51,785,258
                                                                   -----------

Principal Amount
----------------
                SHORT-TERM INVESTMENTS  29.7%

                U.S. Government Agency  29.4%
 $15,881,000    Federal Home Loan Bank Discount Note, 0.80%         15,880,824
                                                                   -----------

                Variable Rate Demand Notes  0.3%
      91,911    American Family Financial Services Inc., 0.8510%        91,911
      99,087    Wisconsin Corporate Central Credit Union, 0.6975%       99,087
                                                                   -----------
                                                                       190,998
                                                                   -----------

                TOTAL SHORT-TERM INVESTMENTS
                  (cost $16,071,822)                                16,071,822
                                                                   -----------

                TOTAL INVESTMENTS  125.5%
                  (cost $62,167,287)                                67,857,080

                Liabilities, less Other Assets  (25.5)%            (13,783,017)
                                                                   -----------

                NET ASSETS  100.0%                                 $54,074,063
                                                                   -----------
                                                                   -----------

*<F36>  Non-income producing

See notes to financial statements.

Frontegra Horizon Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003

ASSETS:
Investments at value (cost $62,167,287)                            $67,857,080
Cash                                                                     2,462
Interest and dividend receivable                                        35,296
Receivable for Fund shares sold                                      1,100,000
Other assets                                                             6,069
                                                                   -----------
Total assets                                                        69,000,907
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                   14,872,919
Accrued investment advisory fee                                         22,141
Accrued expenses and other liabilities                                  31,784
                                                                   -----------
Total liabilities                                                   14,926,844
                                                                   -----------
NET ASSETS                                                         $54,074,063
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $47,959,742
Undistributed net investment income                                        107
Undistributed net realized gain                                        424,421
Net unrealized appreciation on investments                           5,689,793
                                                                   -----------
NET ASSETS                                                         $54,074,063
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               4,146,919
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $13.04
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Horizon Fund
STATEMENT OF OPERATIONS

                                                              PERIOD ENDED
                                                          JUNE 30, 2003(1)<F37>
                                                          ---------------------
INVESTMENT INCOME:
Dividends(2)<F38>                                              $   76,225
Interest                                                            5,398
                                                               ----------
                                                                   81,623
                                                               ----------

EXPENSES:
Investment advisory fees                                           79,591
Fund administration and accounting fees                            40,196
Audit fees                                                         12,000
Shareholder servicing fees                                         11,839
Federal and state registration fees                                 9,813
Legal fees                                                          9,347
Directors' fees and related expenses                                5,000
Reports to shareholders                                             2,099
Custody fees                                                          548
Other                                                                 751
                                                               ----------
Total expenses before waiver and reimbursement                    171,184
Waiver and reimbursement of expenses by Adviser                   (83,634)
                                                               ----------
Net expenses                                                       87,550
                                                               ----------
NET INVESTMENT LOSS                                                (5,927)
                                                               ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  424,389
Change in net unrealized
  appreciation/depreciation on investments                      5,689,793
                                                               ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                           6,114,182
                                                               ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $6,108,255
                                                               ----------
                                                               ----------

(1)<F37>  Commenced operations on August 30, 2002.
(2)<F38>  Net of $1,078 in foreign withholding taxes.

See notes to financial statements.

Frontegra Horizon Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                              PERIOD ENDED
                                                          JUNE 30, 2003(1)<F39>
                                                          ---------------------
OPERATIONS:
Net investment loss                                           $    (5,927)
Net realized gain on investments                                  424,389
Change in net unrealized
  appreciation/depreciation on investments                      5,689,793
                                                              -----------
Net increase in net assets
  resulting from operations                                     6,108,255
                                                              -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                    48,088,461
Shares redeemed                                                  (122,653)
                                                              -----------
Net increase in net assets resulting
  from capital share transactions                              47,965,808
                                                              -----------

TOTAL INCREASE IN NET ASSETS                                   54,074,063
                                                              -----------

NET ASSETS:
Beginning of period                                                    --
                                                              -----------
End of period
  (includes undistributed
  net investment income of $107)                              $54,074,063
                                                              -----------
                                                              -----------

(1)<F39>  Commenced operations on August 30, 2002.

See notes to financial statements.

Frontegra Horizon Fund
FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                                JUNE 30,
                                                              2003(1)<F40>
                                                              ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                            $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                                                --(5)<F44>
Net realized and unrealized
  gain on investments                                              3.04
                                                                 ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                            3.04
                                                                 ------

NET ASSET VALUE,
  END OF PERIOD                                                  $13.04
                                                                 ------
                                                                 ------

TOTAL RETURN(2)<F41>                                             30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                                $54,074
Ratio of expenses to
  average net assets(3)<F42>(4)<F43>                              1.09%
Ratio of net investment
  loss to average
  net assets(3)<F42>(4)<F43>                                    (0.07)%
Portfolio turnover rate(2)<F41>                                     28%

(1)<F40>  Commenced operations on August 30, 2002.
(2)<F41>  Not annualized for periods less than a full year.
(3)<F42> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.14% and the ratio of net investment loss to average net assets would have been (1.12)% for the period ended June 30, 2003.
(4)<F43>  Annualized.
(5)<F44>  Less than one cent per share.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2003

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Horizon Fund (the "Funds"). The Frontegra Total Return Bond, Investment Grade Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996, February 23, 2001 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998. The Frontegra Horizon Fund, sub-advised by IronBridge Capital Management, LLC ("IronBridge"), commenced operations on August 30, 2002.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds other than the Growth Fund, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, Northern and IronBridge, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirement of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra Opportunity, Frontegra Growth and Frontegra Horizon Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the fiscal year ended June 30, 2003 were as follows:

                                                    ORDINARY       LONG-TERM
                                                     INCOME      CAPITAL GAINS
                                                    --------     -------------
          Frontegra Total Return Bond Fund        $24,310,788     $        0
          Frontegra Investment Grade Bond Fund      5,274,240         17,352
          Frontegra Opportunity Fund                  362,661      3,251,296
          Frontegra Growth Fund                        24,919              0

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

          As of June 30, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                           FRONTEGRA
                                        FRONTEGRA         INVESTMENT          FRONTEGRA         FRONTEGRA          FRONTEGRA
                                       TOTAL RETURN          GRADE           OPPORTUNITY          GROWTH            HORIZON
                                        BOND FUND          BOND FUND            FUND               FUND               FUND
                                       ------------       ----------         -----------        ---------          ---------
Cost of
  investments(a)<F45>                 $395,172,239       $146,513,429        $14,444,526       $14,520,516        $62,174,436
                                      ------------       ------------        -----------       -----------        -----------
Gross unrealized
  appreciation                           8,981,582          1,274,270          2,178,272         1,893,069          6,121,855
Gross unrealized
  depreciation                         (10,035,688)          (825,945)        (1,901,427)       (1,392,652)          (439,211)
                                      ------------       ------------        -----------       -----------        -----------
Net unrealized
  appreciation                        $ (1,054,106)      $    448,325        $   276,845       $   500,417        $ 5,682,644
                                      ------------       ------------        -----------       -----------        -----------
                                      ------------       ------------        -----------       -----------        -----------
Undistributed
  ordinary income                       11,034,171          2,605,980             13,000            30,053            431,677
Undistributed
  long-term capital gain                        --            210,269                 --                --                 --
                                      ------------       ------------        -----------       -----------        -----------
Total distributable
  earnings                            $ 11,034,171       $  2,816,249        $    13,000       $    30,053        $   431,677
                                      ------------       ------------        -----------       -----------        -----------
                                      ------------       ------------        -----------       -----------        -----------
Other accumulated
  gains/losses                            (844,458)                --           (553,182)       (5,083,494)                --
                                      ------------       ------------        -----------       -----------        -----------
Total accumulated
  earnings (losses)                   $  9,135,607       $  3,264,574        $  (263,337)      $(4,553,024)       $ 6,114,321
                                      ------------       ------------        -----------       -----------        -----------
                                      ------------       ------------        -----------       -----------        -----------

(a)<F45> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Stock Index Options

          Each Fund may purchase stock index options for any purpose, sell stock index options in order to close out existing positions, and/or write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. Upon the exercise of an index option, the option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     (g)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized and are included in interest income.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Horizon Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2003 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

               FRONTEGRA           FRONTEGRA           FRONTEGRA           FRONTEGRA           FRONTEGRA
              TOTAL RETURN      INVESTMENT GRADE      OPPORTUNITY            GROWTH             HORIZON
               BOND FUND           BOND FUND              FUND                FUND                FUND
              ------------      ----------------      -----------          ---------           ---------
     2004      $181,420            $ 57,467             $73,110             $120,178                 --
     2005      $308,637            $132,621             $73,234             $135,557                 --
     2006      $271,055            $216,003             $80,339             $137,085            $83,634

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------
     Shares sold                                                 1,598,327            6,799,291
     Shares issued to holders in
       reinvestment of distributions                               774,555              594,649
     Shares redeemed                                            (2,732,298)          (1,207,807)
                                                                ----------           ----------
     Net increase (decrease) in shares outstanding                (359,416)           6,186,133
                                                                ----------           ----------
                                                                ----------           ----------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------
     Shares sold                                                10,153,278            2,804,260
     Shares issued to holders in
       reinvestment of distributions                               439,040               81,147
     Shares redeemed                                            (1,309,884)            (160,728)
                                                                ----------           ----------
     Net increase in shares outstanding                          9,282,434            2,724,679
                                                                ----------           ----------
                                                                ----------           ----------

     Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------
     Shares sold                                                    71,822               41,949
     Shares issued to holders in
       reinvestment of distributions                               147,475               19,414
     Shares redeemed                                               (95,358)            (125,388)
                                                                ----------           ----------
     Net increase (decrease) in shares outstanding                 123,939              (64,025)
                                                                ----------           ----------
                                                                ----------           ----------

     Transactions in shares of the Frontegra Growth Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                               JUNE 30, 2003       JUNE 30, 2002
                                                               -------------       -------------
     Shares sold                                                   347,769              549,312
     Shares issued to holders in
       reinvestment of distributions                                 2,993                3,671
     Shares redeemed                                              (465,094)            (152,706)
                                                                ----------           ----------
     Net increase (decrease) in shares outstanding                (114,332)             400,277
                                                                ----------           ----------
                                                                ----------           ----------

     Transactions in shares of the Frontegra Horizon Fund were as follows:

                                                              PERIOD ENDED
                                                          JUNE 30, 2003(1)<F46>
                                                          ---------------------
     Shares sold                                                 4,156,701
     Shares redeemed                                                (9,782)
                                                                 ---------
     Net increase in shares outstanding                          4,146,919
                                                                 ---------
                                                                 ---------

     (1)<F46>  Commenced operations on August 30, 2002.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended June 30, 2003, are summarized below:

                    FRONTEGRA           FRONTEGRA           FRONTEGRA           FRONTEGRA         FRONTEGRA
                   TOTAL RETURN      INVESTMENT GRADE      OPPORTUNITY            GROWTH           HORIZON
                    BOND FUND           BOND FUND              FUND                FUND             FUND
                   ------------      ----------------      -----------          ---------         ---------
     Purchases     $995,965,283        $417,734,127         $6,412,773         $12,540,522       $49,386,652
     Sales         $970,699,412        $333,356,704         $6,144,726         $13,567,741        $3,715,876

     Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $599,766,043 and $638,617,050, respectively. Purchases and sales of U.S. government securities for the Frontegra Investment Grade Bond Fund were $234,458,585 and $234,973,507, respectively.

     There were no purchases and sales of U.S. government securities for the other Funds.

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2003 the Frontegra Growth Fund had a capital loss carryforward of $1,058,984 and $2,502,163 with an expiration date of June 30, 2010 and June 30, 2011, respectively. There were no capital loss carryforwards for the other Funds.

     At June 30, 2003 the Frontegra Total Return Bond, Opportunity and Growth Funds had post-October losses of $844,458, $553,182 and $1,522,347, respectively.

(6)  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

     At a Special Meeting of the Shareholders of the Frontegra Growth Fund held on April 30, 2003, shareholders of the Fund approved a new sub-advisory agreement between Frontegra Asset Management, Inc. and Northern Capital Management, LLC with respect to the Fund in connection with the purchase of a controlling interest in Northern by MDF Partners LLC from Northern's previous majority owner, Old Mutual (US) Holdings Inc.

     The results of the shareholder vote were as follows (no shares represented broker non-votes):

                  For          Against        Abstain
                  ---          -------        -------
               1,054,750        1,623            0

(7)  SUBSEQUENT EVENT (Unaudited)

     Due to a relative lack of investor interest, Frontegra Asset Management, Inc. has determined to close the Frontegra Growth Fund to shareholders in September 2003. The Board of Directors approved a Plan of Liquidation for the Fund on August 25, 2003, to be effective September 30, 2003. Liquidations out of the Frontegra Growth Fund will be treated as a taxable event.

Frontegra Funds
REPORT OF INDEPENDENT AUDITORS
June 30, 2003

To the Board of Directors and Shareholders of the Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frontegra Funds, Inc. comprised of the Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra Opportunity Fund, Frontegra Growth Fund and Frontegra Horizon Fund (collectively the "Funds"), as of June 30, 2003, and the related statements of operations, statements of changes in net assets, financial highlights and notes to financial statements for the periods indicated therein. These financial statements, financial highlights and notes to financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements, financial highlights and notes to financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2003, the results of their operations, changes in net assets, financial highlights and notes to financial statements for the periods, indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Chicago, Illinois
August, 2003

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available without charge, upon request by calling 1-888-825-2100.

INTERESTED DIRECTORS AND OFFICERS

                                                        PRINCIPAL                                       NUMBER OF     OTHER
                                                        OCCUPATION                                      PORTFOLIOS    DIRECTORSHIPS
                         POSITION(S)       TERM         DURING PAST                                     OVERSEEN      HELD BY
NAME, ADDRESS AND AGE    HELD WITH FUNDS   OF OFFICE    FIVE YEARS                                      BY DIRECTOR   DIRECTOR
---------------------    ---------------   ---------    -----------                                     -----------   -------------
William D. Forsyth III   Co-President,     Indefinite   Mr. Forsyth received his B.S. in                    5         None
Frontegra Asset          Treasurer,        term         Finance from the University of
Management, Inc.         Assistant                      Illinois in 1986 and his M.B.A.
400 Skokie Boulevard     Secretary and                  from the University of Chicago
Suite 500                Director                       in 1988.  Mr. Forsyth has served
Northbrook, IL 60062     since                          as Co-President, Treasurer, Assistant
Age:  39                 May 1996                       Secretary and a Director of the Adviser
                                                        since May 1996.  From July 1993 until
                                                        the present, Mr. Forsyth also served as
                                                        a Partner of Frontier Partners, Inc., a
                                                        consulting/marketing firm.  Mr. Forsyth
                                                        received his CFA designation in 1991.

Thomas J. Holmberg, Jr.  Co-President,     Indefinite   Mr. Holmberg received his B.A. in                   5         None
Frontegra Asset          Secretary and     term         Economics from the College of
Management, Inc.         Assistant                      William and Mary in 1980 and his
400 Skokie Boulevard     Treasurer                      M.P.P.M from Yale University in 1987.
Suite 500                since                          Mr. Holmberg has served as
Northbrook, IL 60062     May 1996;                      Co-President, Secretary, Assistant
Age:  44                 Director                       Treasurer and a Director of the Adviser
                         from May 1996                  since May 1996.  From July 1993 until
                         to May 2002                    the present, Mr. Holmberg also served
                                                        as a Partner of Frontier Partners, Inc.,
                                                        a consulting/marketing firm.  Mr.
                                                        Holmberg received his CFA designation
                                                        in 1991.

NON-INTERESTED DIRECTORS

David L. Heald           Director          Indefinite   Mr. Heald received his B.A. in English              5         None
400 Skokie Boulevard     since             term         from Denison University in 1966 and
Suite 260                June                           his J.D. from Vanderbilt University
Northbrook, IL 60062     1996                           School of Law in 1969.  Mr. Heald has
Age:  58                                                been a principal and a Director of
                                                        Consulting Fiduciaries, Inc. ("CFI"), a
                                                        registered investment adviser, since
                                                        August of 1994.  CFI provides
                                                        professional, independent, fiduciary
                                                        decision making, consultation and
                                                        alternative dispute resolution services
                                                        to ERISA plans, plan sponsors and
                                                        investment managers.

James M. Snyder          Director          Indefinite   Mr. Snyder received his B.S. in Finance             5         None
1723 Pinehurst Lane      since May         term         from Indiana University in 1969 and his
Flossmoor, IL 60422      2002                           M.B.A. from DePaul University in 1973.
Age:  56                                                Mr. Snyder served as an investment
                                                        professional with Northern Trust from
                                                        June 1969 until his retirement in June
                                                        2001.  He served in a variety of
                                                        capacities at Northern Trust, most
                                                        recently as Executive Vice President of
                                                        Northern Trust and Vice Chairman of
                                                        Northern Trust Global Investments.
                                                        Mr. Snyder is a Chartered Financial
                                                        Analyst (CFA).

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) Based on their evaluation of the registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Disclosure Controls") as of a date within 90 days of the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the registrant's Co-Presidents and Treasurer have determined that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officers and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
------------------

(a)  Not applicable.

(b) (1) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) (2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.
     -------------------------------------------------------

     By: /s/William D. Forsyth III
        ----------------------------------------------------
         William D. Forsyth III, Co-President
         (Principal Executive Officer)

     Date   September 5, 2003
          --------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/Thomas J. Holmberg, Jr.
         ----------------------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date    September 5, 2003
           --------------------------------------------------

     By:  /s/William D. Forsyth III
         ----------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date    September 5, 2003
           --------------------------------------------------